                                                                    EXHIBIT 10.1



                           PURCHASE AND SALE AGREEMENT



                                 BY AND BETWEEN



                              HIPPO PROPERTIES LLC,

                                     SELLER

                                       AND


                          HARVARD PROPERTY TRUST, LLC,
                      A DELAWARE LIMITED LIABILITY COMPANY

                                    PURCHASER









PROPERTY:         1341 G STREET, N.W.
                  WASHINGTON, D.C.






DATED AS OF:      ____________, 2004

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                                TABLE OF EXHIBITS

EXHIBIT 1.1.1              Legal Description

EXHIBIT 1.1.3              Inventory of Personal Property

EXHIBIT 1.1.6              Schedule of Leases and Security Deposits

EXHIBIT 1.1.10             Schedule of Approvals

EXHIBIT 1.2.2              List of Environmental Reports

EXHIBIT 3.3                Schedule of Contracts

EXHIBIT 4.5                Form of Tenant Estoppel Certificate

EXHIBIT 5.1.6              List of Litigation

EXHIBIT 9.1.1              Form of Special Warranty Deed

EXHIBIT 9.1.2              Form of Bill of Sale

EXHIBIT 9.1.3              Form of Assignment and Assumption of Leases and
                             Security Deposits

EXHIBIT 9.1.4              Form of Assignment and Assumption of Contracts

EXHIBIT 9.1.5              Form of Assignment of Warranties and Guaranties

EXHIBIT 9.1.7              Form of FIRPTA Affidavit

EXHIBIT 9.1.10             Form of Seller's Certificate

EXHIBIT 9.1.13             Form of Tenant Notification Letter

EXHIBIT 9.2.5              Form of Purchaser's Certificate

                           PURCHASE AND SALE AGREEMENT


        THIS PURCHASE AND SALE AGREEMENT (this "AGREEMENT"), dated as of the ______ day of ___________, 2004 (the "EFFECTIVE DATE"), is made by and between HIPPO PROPERTIES LLC, a Delaware limited liability company (the "SELLER"), having an office at c/o DuPont Fabros, 1707 H Street, N.W., Suite 1000, Washington, D.C. 20006 and HARVARD PROPERTY TRUST, LLC, a Delaware limited liability company d/b/a Behringer Harvard Funds ("PURCHASER"), having an office at having an office at 1323 North Stemmons Freeway, Suite 200, Dallas, Texas 75207.

                                    RECITALS:

        WHEREAS, Seller desires to sell certain improved real property located at 1341 G Street, N.W., Washington, D.C., along with certain related personal and intangible property, and Purchaser desires to purchase such real, personal and intangible property; and

        WHEREAS, Seller and Purchaser, intending to be bound by this Agreement, desire to set forth herein the terms, conditions and agreements under and by which Seller shall sell and Purchaser shall purchase the foregoing real, personal and intangible property.

                                   AGREEMENTS:

        NOW, THEREFORE, in consideration of the foregoing, of the covenants, promises and undertakings set forth herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser covenant and agree as follows:

        1.      THE PROPERTY.

                1.1 DESCRIPTION. Subject to the terms and conditions of this Agreement, and for the consideration herein set forth, Seller agrees to sell and transfer, and Purchaser agrees to purchase and acquire, all of Seller's right, title and interest, in and to the following (collectively, the "PROPERTY"):

                        1.1.1 That certain parcel of land (the "LAND") located in Washington, D.C., and more specifically described in Exhibit 1.1.1 attached hereto;

                        1.1.2 That certain office building (the "BUILDING") and all other facilities, improvements and fixtures now situated on the Land, including without limitation all surface and subsurface parking areas and facilities located thereon (collectively, the "IMPROVEMENTS");

                        1.1.3 All of the furniture, personal property, machinery, apparatus, and equipment used in the operation, repair and maintenance of the Land and the Improvements (excluding, however, tangible personal property and fixtures of the Improvements which are owned by tenants or which may be removed by tenants under the terms of their leases) to the extent set forth on Exhibit 1.1.3 attached hereto (collectively, the "PERSONAL PROPERTY"). The


                                       1.
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Personal Property to be conveyed is subject to reasonable depletions, replacements and additions in the ordinary course of Seller's business;

                        1.1.4 All easements, hereditaments, and appurtenances belonging to or inuring to the benefit of Seller and pertaining to the Land, if any;

                        1.1.5 Any street or road abutting the Land to the center line thereof;

                        1.1.6 The leases, subleases and occupancy agreements identified on the Schedule of Leases and Security Deposits attached hereto as
Exhibit 1.1.6 and any new leases, supplements, amendments or modifications to any existing or new lease entered into pursuant to Section 4.4, below, which as of the Date of Closing (defined in Section 2.4, below) affect all or any portion of the Land or the Improvements (collectively, the "LEASES"), and the unapplied balance of any security deposits ("SECURITY DEPOSITS") with respect to any such Leases;

                        1.1.7 All Contracts (defined in Section 3.3, below) having terms which extend beyond midnight of the day preceding the Date of Closing;

                        1.1.8 All warranties and guaranties issued in connection with the Improvements or the Personal Property which remain in effect as of the Date of Closing (collectively, the "WARRANTIES"); and

                        1.1.9 All transferable consents, authorizations, variances or waivers, licenses, permits and approvals from any governmental or quasi-governmental agency, department, board, commission, bureau or other entity or instrumentality solely in respect of the Land or the Improvements which remain valid or in effect as of the Date of Closing (collectively, the "APPROVALS").

                1.2     "AS-IS" PURCHASE.

                        1.2.1 The Property is being sold in its "AS IS, WHERE IS" condition, "WITH ALL FAULTS" and without representation or warranty (all of which Seller hereby disclaims) as of the Effective Date and the Date of Closing. The parties agree that all understandings, agreements, letters of intent and letters of interest heretofore made between them or their respective agents or representatives are merged in this Agreement and the Exhibits annexed hereto, which alone fully and completely express their agreement, and that this Agreement has been entered into after full investigation, or with the parties satisfied with the opportunity afforded for full investigation, of the Property and all matters affecting the Property and the ownership, use, occupancy, management, operation and maintenance thereof, and neither party relying upon any statement or representation by the other, unless such statement or representation is specifically embodied in this Agreement. Purchaser expressly agrees and acknowledges that no warranty or representation is made by Seller as to the fitness for any particular purpose, merchantability, design, condition or repair, value, expense of operation, income potential, compliance with drawings or specifications, absence of defects, absence of faults, flooding, or compliance with laws and regulations including without limitation those relating to health, safety, zoning, the environment and the Americans with Disabilities Act, or as to any other fact or condition which has or might affect the Property or the ownership, use,


                                       2.

occupancy, operation, condition, repair, value, expense of operation or income potential thereof. Except as expressly set forth herein, Seller has not authorized any broker, agent, representative, consultant, partner, officer, employee, attorney or any other person to make any statements, certifications, representations or warranties regarding the Property or any matter relating thereto, and Seller expressly disclaims and shall not be liable for any statements, certifications, representations or warranties made by any of the foregoing parties, whether made on their own behalf or acting or purporting to act on behalf of Seller.

                        1.2.2 Seller makes no representations or warranties as to whether there are any Hazardous Materials (defined in Section 1.2.5, below), located in, on, under or about the Property. Seller has provided to Purchaser copies of all environmental surveys, audits, studies and other reports relating to the presence of Hazardous Materials and/or violations of Environmental Laws (defined in Section 1.2.6, below) on, in or under the Property, which were prepared by outside consultants retained by Seller (expressly excluding documents prepared internally by Seller, or by Seller's attorneys that are subject to the so-called "ATTORNEY-CLIENT PRIVILEGE") of which Seller has actual current knowledge and actual possession, a list of which is set forth in Exhibit 1.2.2, attached hereto (the "ENVIRONMENTAL REPORTS"). Seller makes no representations or warranties with respect to the accuracy, completeness, methodology of preparation or otherwise concerning the contents of such Environmental Reports. Further, to the extent that Seller has provided to Purchaser information from any other inspection, engineering or environmental reports concerning asbestos or any hazardous materials or harmful toxic substances, Seller makes no representations or warranties with respect to the accuracy or completeness, methodology of preparation or otherwise concerning the contents of such reports.

                        1.2.3 Purchaser acknowledges that: (a) Seller has provided and subject to the terms hereof, will continue to provide, to Purchaser the opportunity to fully and carefully investigate and inspect the physical, structural and environmental condition of the Property and to review and analyze all of the Property Documents (defined in Section 3.1.3, below), all matters of title, all laws, statutes, rules, regulations, ordinances and orders, and all other materials and information affecting or in any manner relating to the Property and the ownership, use, occupancy, management, operation and maintenance thereof, which Purchaser deems necessary to determine the feasibility of the Property for Purchaser's intended use; (b) all of the Property Documents and other information provided or made available by Seller to Purchaser was, and will continue to be, done so as an accommodation to Purchaser with the understanding and agreement of both Seller and Purchaser that Purchaser shall not rely on any such documents or information and that the delivery of same by Seller were, and will continue to be, made without representation or warranty with respect to the accuracy, completeness, methodology of preparation or otherwise concerning the contents of such documents or information; and (c) prior to making the election provided in Section 3.5, below, Purchaser shall have completed to its satisfaction all studies, investigations and reviews that it has deemed necessary, and that Purchaser's election under Section 3.5 shall be made on the basis of such studies, inspections and reviews performed or obtained by Purchaser, and not on any Property Documents or other information that may have been provided to Purchaser by or on behalf of Seller.

                        1.2.4 For purposes of this Agreement, the term "HAZARDOUS MATERIALS" includes, without limitation: (a) any chemical, material or other substance defined as or included within the definition of "HAZARDOUS SUBSTANCES", "HAZARDOUS WASTES", "EXTREMELY HAZARDOUS


                                       3.
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SUBSTANCES", "TOXIC SUBSTANCES", "TOXIC MATERIAL", "RESTRICTED HAZARDOUS WASTE",
"SPECIAL WASTE", or words of similar import under any Environmental Law; (b) any oil, petroleum, or petroleum-derived substances, any flammable substances or explosives, any radioactive materials, any asbestos or any substances containing more than 0.1 percent asbestos, any oil or dielectric fluid containing levels of polychlorinated biphenyls in excess of 50 parts per million, and any urea formaldehyde insulation; and (c) any other chemical, material or substance, exposure to which is prohibited, limited or regulated under any Environmental Law.

                        1.2.5 For purposes of this Agreement, the term "ENVIRONMENTAL LAWS" shall mean the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended (42 U.S.C. Sections 9601, et seq.), the Resource Conservation and Recovery Act, as amended (42 U.S.C. Sections 6901 et seq.), the Hazardous Materials Transportation Act, as amended (49 U.S.C. Sections 1801 et seq.), the Federal Water Pollution Control Act, as amended (33 U.S.C. Sections 1251 et seq.), the Clean Air Act, as amended (42 U.S.C. Sections 7401 et seq.), the Toxic Substances Control Act, as amended (15 U.S.C. Sections 2601-2629), and all regulations promulgated under the foregoing; and any other federal, state or local laws, statutes, rules, ordinances, or regulations now or hereafter in effect, that deal with or otherwise in any manner relate to environmental matters of any kind.

                        1.2.6 Purchaser, on behalf of itself and all of its officers, directors, shareholders, employees, partners, members, subsidiaries and other affiliated or related entities, representatives, consultants and agents, and Purchaser's and each of the foregoing parties' successors and assigns (collectively, the "PURCHASER PARTIES") hereby expressly waives, relinquishes and releases any and all rights, remedies and claims any of the Purchaser Parties may now or hereafter have, against Seller, and all of Seller's officers, directors, shareholders, employees, partners, members, subsidiaries and other affiliated or related entities, representatives, consultants and agents, and Seller's and each of the foregoing parties' successors and assigns (collectively, the "SELLER PARTIES"), whether known or unknown, arising from or related to (a) the physical condition, quality, quantity and state of repair of the Property and the prior management and operation thereof; (b) the accuracy, completeness or methodology of preparation of the Property Documents or any other documents or information provided by or on behalf of Seller; (c) the Property's failure to comply with any federal, state or local laws, regulations, ordinances or orders, including, without limitation, those relating to health, safety, zoning, the environment and the Americans with Disabilities Act; or (d) any past, present or future presence, alleged presence, release or alleged release of any Hazardous Materials in, on, under or about, or otherwise migrating to, from, across or under, the Property, including without limitation any claims under, on account of or related to: (i) the Environmental Laws; (ii) this Agreement (unless as otherwise expressly provided herein); or (iii) the common law.

                        1.2.7 The terms and provisions of this Section 1.2 shall survive Closing (defined in Section 2.4, below) hereunder or termination of this Agreement for any reason.

                1.3 AGREEMENT TO CONVEY. Seller agree to convey, and Purchaser agrees to accept, on the Date of Closing: (a) title to the Land and the Improvements by special warranty deed in the physical condition described in
Section 1.2, above, and subject to the "PERMITTED EXCEPTIONS" described in
Section 3.4, below; (b) title to the Personal Property, by bill of sale, without warranty, express or implied, as to the title or the condition of such personalty; and


                                       4.

(c) all of Seller's right, title and interest in and to the remaining Property pursuant and subject to the closing documents described in Section 9.1, below.

        2.      PRICE AND PAYMENT.

                2.1 PURCHASE PRICE. The purchase price for the Property (the "PURCHASE PRICE") is Forty-Four Million and No/100 U.S. Dollars ($44,00,000.00).

                2.2     DEPOSIT.

                        2.2.1 INITIAL DEPOSIT. Within three (3) business days of full execution and delivery of this Agreement, Purchaser shall, by federal wire transfer, deposit the sum of One Million Two Hundred Thousand and No/100 U.S. Dollars ($1,200,000.00) into the escrow account of the Title Company (defined in Section 2.4, below), and shall simultaneously therewith provide Seller written evidence of such deposit. Of such deposit, the amount of Two Hundred Thousand and No/100 U.S. Dollars ($200,000.00) (the "PERFORMANCE DEPOSIT") shall be non-refundable except as otherwise provided in Sections 4.5,
5.1 and 10.2 and shall not be part of the Deposit defined in Section 2.2.3 below, and the amount of One Million and No/100 U.S. Dollars ($1,000,000.00) (the "INITIAL DEPOSIT") shall be part of the Deposit defined in Section 2.2.3 below. If Purchaser shall fail to make the Performance Deposit or the Initial Deposit in accordance with the foregoing, this Agreement shall automatically terminate and neither party shall have any further rights, obligations or liability hereunder, except for the Surviving Obligations (defined in Section 11.19, below).

                        2.2.2 ADDITIONAL DEPOSIT; DEPOSIT NOT REFUNDABLE. Provided this Agreement has not theretofore been terminated in accordance with
Section 3.5, below, on or before the Approval Date, Purchaser shall, by federal wire transfer, deposit the additional sum of One Million and No/100 U.S. Dollars ($1,000,000.00) (the "ADDITIONAL DEPOSIT") into the escrow account of the Title Company, and shall simultaneously therewith provide Seller with written evidence of such deposit. If Purchaser shall fail to make the Additional Deposit in accordance with the foregoing by 5:00 p.m., Washington, D.C. time, on the Approval Date, Purchaser shall be deemed to have elected to terminate this Agreement in accordance with Section 3.5, below, in which event the Initial Deposit and all interest earned thereon shall be returned to Purchaser by the Title Company and neither party shall have any further rights, obligations or liability hereunder, except for the Surviving Obligations. Purchaser expressly agrees that upon making the Additional Deposit, all funds held in escrow by the Title Company as earnest money hereunder, and all interest earned thereon, shall be non-refundable and Purchaser shall have no further rights with respect thereto except as otherwise expressly set forth in this Agreement.

DEFINITION AND MAINTENANCE OF DEPOSIT. For purposes of this Agreement, the term "DEPOSIT" shall mean and include (a) the Initial Deposit and all interest earned thereon, (b) to the extent deposited by Purchaser with the Title Company pursuant to Section 2.2.2, above, the Additional Deposit and all interest earned thereon, and (c) to the extent deposited by Purchaser with the Title Company pursuant to Section 2.4 below, the Extension Deposit and all interest earned. The Deposit shall be held by the Title Company in an interest-bearing escrow account established by the Title Company at a bank or other financial institution acceptable to Seller and Purchaser and


                                       5.

otherwise pursuant to the terms hereof. All interest earned on any portion of the Deposit held in escrow by the Title Company hereunder shall (i) be added to the principal of the Deposit then held in escrow, (ii) constitute a part of the Deposit, and (iii) be included within the meaning and definition of the term "DEPOSIT" used herein. Interest earned on the Deposit shall, for income tax purposes, be deemed earned by Purchaser. Purchaser hereby represents and warrants that its federal taxpayer identification number is 75-2968527.

                2.3 PAYMENT. Prior to the Date of Closing, Purchaser shall deposit with the Title Company sums sufficient to pay the Purchase Price and all other amounts necessary to satisfy Purchaser's obligations with respect to closing the transactions contemplated herein. On or before 2:00 p.m., Washington, D.C. time, on the Date of Closing, Purchaser shall cause the Purchase Price, subject to adjustment for the prorations and credits set forth in Section 6, below, to be paid to Seller by instructing the Title Company to wire immediately available funds to such bank account(s) as Seller may designate. The Deposit and the Performance Deposit shall be returned to Purchaser at Closing, or, at Purchaser's option, paid by the Title Company to Seller simultaneously with, as a part of, and credited against, the Purchase Price.

                2.4 CLOSING. Payment of the Purchase Price and the closing hereunder (the "CLOSING") will take place pursuant to an escrow closing at 10:00 a.m. Washington, D.C. time, on the thirtieth (30th) day after the Approval Date (the "DATE OF CLOSING"), time being of the essence, and shall be conducted by Partners Title Company (the "TITLE COMPANY") at the offices of Seller's attorneys, or at such other time and place as may be agreed to in writing by Seller and Purchaser. However, Purchaser may extend the Date of Closing to a date not later than thirty (30) days after the originally scheduled Date of Closing by performing the following actions on or before the third (3rd) business day prior to the originally scheduled Date of Closing: (a) delivering to Seller a written notice designating a new Date of Closing, which shall be a date on or before the thirtieth (30th) day after the originally scheduled Date of Closing, and (b) delivering to the Title Company a deposit ("the "EXTENSION DEPOSIT") in the amount of Five Hundred Thousand and No/100 Dollars ($500,000.00), which shall become a part of the Deposit. On or prior to the Date of Closing, Seller may, at its option, deposit in escrow with the Title Company all documents and instruments required to be delivered by Seller in order to consummate Closing pursuant to this Agreement, in which event Seller's attendance at Closing shall not be required and Seller's failure to attend Closing shall not be deemed or constitute a failure of condition or default hereunder.

        3. INSPECTIONS AND APPROVALS. Purchaser shall have the period (the "DUE DILIGENCE PERIOD") commencing on the Effective Date and expiring at 5:00 p.m. Washington, D.C. time, on the thirtieth day after the Effective Date (the "APPROVAL DATE") in which to conduct the inspections and studies described in this Section 3.

                3.1     ACCESS.

                        3.1.1 Seller agree that, during the Due Diligence Period, Seller shall permit Purchaser or Purchaser's agents or representatives reasonable access to the Property (during normal business hours) for purposes of
(a) conducting non-intrusive physical or environmental inspections of the Property, and (b) reviewing the Contracts, the Leases, the Approvals, the Environmental Reports, and all files, books and records (other than any


                                       6.

privileged, proprietary or confidential files or records), soil reports, matters of title, surveys, building and systems plans, income and expense statements, and such other documents and information that relate to the Property of which Seller has actual knowledge and actual possession (collectively, the "PROPERTY DOCUMENTS"). Purchaser has advised Seller that Purchaser must cause to be prepared up to three (3) years of audited financial statements in respect of the Property in compliance with the policies of Purchaser and certain laws and regulations, including, without limitation, Securities and Exchange Commission Regulation S-X, Rule 3-14. Seller agrees to use reasonable efforts to cooperate with Purchaser's auditors in the preparation of such audited financial statements. Without limiting the generality of the preceding sentence (i) Seller shall, during normal business hours, allow Purchaser's auditors reasonable access to the books and records maintained by Seller in respect of the Property;
(ii) Seller shall use reasonable efforts to provide to Purchaser such financial information and supporting documentation as are necessary for Purchaser's auditors to prepare audited financial statements; and (iii) if Seller has audited financial statements with respect to the Property, Seller shall promptly provide Purchaser's auditors with a copy of such audited financial statements. Purchaser shall not conduct or authorize any intrusive physical or environmental testing of, on or under the Property without first obtaining Seller's written consent as to the timing and scope of work to be performed. In the event that Purchaser is permitted by Seller to undertake any inspections or testing of the Property, all information obtained by Purchaser as a result thereof, and/or as a result of Purchaser's review of the Property Documents shall be subject to the conditions and limitations set forth in Section 3.6, below. Purchaser shall not interfere with the activity of tenants or any persons occupying or providing service at the Property. Purchaser will not reveal to any third party not entitled to receive confidential information pursuant to the provisions of
Section 3.6, below, or otherwise approved by Seller, the results of Purchaser's inspections. Purchaser shall give Seller reasonable (but in no event less than two (2) business days) prior notice of Purchaser's intention to conduct any inspections. In the event that the inspections to be conducted by Purchaser include intrusive physical or environmental testing of, on or under the Property, such notice from Purchaser shall be in writing and shall provide a reasonably detailed description of the type, scope, manner and duration of the inspections to be conducted, as well as a written request for Seller's consent to such inspections. Seller reserve the right to have a representative present during any or all such inspections. Purchaser agrees to provide to Seller, as and when the same are prepared and provided to Purchaser, copies of all environmental, structural, engineering and other reports or studies prepared by outside consultants (other than such reports prepared by legal counsel that are subject to an attorney-client privilege) for or on behalf of Purchaser (collectively, the "PROPERTY INSPECTION REPORTS"). Immediately upon the completion of any inspection or test conducted by Purchaser or any of its consultants or agents, and if such inspection or test has resulted in any damage to or alteration of the Property or any portion thereof, Purchaser agrees at its sole expense to cause the Property to be repaired and/or restored to the condition it was in prior to such inspection or test. Purchaser acknowledges that as of the Effective Date, Seller has taken all acts, delivered all documents and complied with all of its obligations under the Access Agreement. All documents, materials and information provided to Purchaser or Purchaser Parties pursuant to the Access Agreement shall constitute and be deemed "PROPERTY DOCUMENTS" for all purposes of this Agreement, including without limitation the provisions of Section 3.6, below, and Purchaser acknowledges receipt of all of the following Property Documents:


                                       7.

                A.      Seller's most current survey of the Property;

                B. Seller's most recent title insurance policy or commitment for the Property;

                C.      The Leases;

                D.      The Contracts;

                E.      The Environmental Reports; and

                F. The most recent real estate tax and utility bills relating to the Property.

                        3.1.2 Purchaser agrees that, prior to undertaking any inspections of the Property, Purchaser or Purchaser's agents will obtain not less than Two Million Dollars ($2,000,000.00) comprehensive general liability insurance with a contractual liability endorsement which insures Purchaser's indemnity obligations hereunder and which names Seller and Seller's property manager at the Property, as insureds thereunder (a copy of which policy shall be provided by Purchaser to Seller prior to undertaking any inspections under this
Section 3.1). Such insurance coverage shall be maintained by Purchaser for a period of no less than one (1) year after the Date of Closing or any termination of this Agreement for any reason. Purchaser, on behalf of itself and the other Purchaser Parties, agrees to indemnify and hold Seller and each of the Seller Parties harmless from any claims, loss, injury, liability, damage or expense, including reasonable attorneys' fees and costs, arising out of (a) a breach by Purchaser or any of the Purchaser Parties of any applicable laws, rules, regulations or ordinances, or the agreements set forth in this Section 3, including without limitation the failure of Purchaser or any of the Purchaser Parties to restore the Property in accordance with Section 3.1.1, above; (b) any access to, entry upon or activity conducted by Purchaser or any Purchaser Party with respect to or on, the Property, whether or not such access, entry or activity is permitted by, in compliance with or in violation of any applicable laws, rules, regulations or ordinances, or this Section 3; and/or (c) any claims, suits, actions or the assertion of any other rights by or on behalf of any tenant, invitee, guest or other party alleging personal injury, property damage, interruption of business, nuisance or any other allegation of negligence or wrong-doing caused by, or arising out of the matters set forth in subsections
(a) and/or (b), above (collectively, the "INDEMNITY OBLIGATIONS"). Any inspections undertaken by or on behalf of Purchaser pursuant to this Section 3.1 shall be at Purchaser's sole risk and expense.

                        3.1.3 Except as otherwise expressly set forth in this Agreement, Seller makes no representations or warranties as to the truth, accuracy or completeness of any materials, data or other information, including without limitation the contents of Seller's or its property manager's books and records, the Leases, the Contracts, the Environmental Reports, rent rolls, income and expense statements or any other Property Documents supplied to Purchaser in connection with Purchaser's inspection of the Property. It is the parties' express understanding and agreement that all of the Property Documents and any other such materials are provided by Seller solely for Purchaser's convenience in making its own examination and determination prior to the Approval Date as to whether it wishes to purchase the Property, and, in making such examination and determination, Purchaser shall rely exclusively on its own


                                       8.

independent investigation and evaluation of the Property and not on the Property Documents or other such materials supplied by Seller or its agents or representatives.

                        3.1.4 All obligations and agreements of, and indemnifications by, Purchaser contained in this Section 3 shall survive Closing or any termination of this Agreement for any reason.

                3.2     TITLE AND SURVEY.

                        3.2.1 Purchaser shall, at its sole expense and as it deems necessary, obtain (a) a commitment (the "TITLE Commitment") from the Title Company to issue an owner's and a mortgagee's policy of title insurance (the "TITLE POLICY") insuring the Land and the Improvements, with such affirmative coverage and endorsements as Purchaser and/or its lender, if any, shall require and shall have contracted for with the Title Company prior to expiration of the Due Diligence Period, (b) copies of all items shown as exceptions to title in the Title Commitment, and (c) a survey of the Land prepared by a qualified surveyor licensed in Washington, D.C.(the "SURVEY"). Purchaser shall provide to Seller a true and complete copy of each of the foregoing items described in this
Section 3.2.1, promptly upon Purchaser's receipt thereof, but in no event later than the Title Objection Date (defined in Section 3.2.2, below).

                        3.2.2 Purchaser shall have until 5:00 p.m. Washington, D.C. time, on the twentieth (20th) day after the Effective Date ("TITLE OBJECTION DATE") in which to provide written notice to Seller ("TITLE/SURVEY NOTICE") of any matters affecting title to the Property, including those disclosed by the Title Commitment (collectively, the "TITLE Objections"), or shown on the Survey (collectively, the "SURVEY OBJECTIONS") which are not satisfactory to Purchaser. A Title/Survey Notice must specify the reason each Title Objection and Survey Objection is not satisfactory and Purchaser's proposed curative steps to remove the basis for Purchaser's dissatisfaction. In the event that Purchaser provides Seller with a Title/Survey Notice, the parties shall, during the Title/Survey Objection Response Period (hereinafter defined), make such arrangements or take such steps as they shall mutually agree to satisfy Purchaser's objection(s); PROVIDED, HOWEVER, that Seller shall have no obligation whatsoever to expend or agree to expend any funds to undertake or agree to undertake any obligations or otherwise to cure or agree to attempt to cure any Title Objections or Survey Objections, other than Must-Cure Objections (hereinafter defined) and Title Objections or Survey Objections that Seller has expressly agreed to attempt to cure in a written notice given to Purchaser on or before the expiration of the Title/Survey Objection Response Period and which recites that it is in response to a Title/Survey Notice. The failure of Seller to provide written notice to Purchaser prior to expiration of the Title/Survey Objection Response Period of Seller's intent to cure a Title Objection or Survey Objection shall be deemed to be and constitute Seller's election not to cure such Title Objections or Survey Objections; provided, however, that the foregoing shall not alleviate Seller's obligation to cure any Must-Cure Objections. As used herein, the term "TITLE/SURVEY OBJECTION RESPONSE PERIOD" shall mean the period beginning on the date on which Seller receive a Title/Survey Notice and ending on the earlier to occur of: (a) ten (10) days thereafter; or (b) the Approval Date. Seller shall use commercially reasonable efforts to cure all Must-Cure Objections and any Title Objections or Survey Objections which it has expressly agreed to cure in accordance with the foregoing, on or prior to the Date of Closing; PROVIDED, HOWEVER, that Seller may, but shall not be obligated to, in its sole discretion, extend the Closing for up to sixty


                                       9.

(60) days in order to attempt to cure any Must-Cure Objection, or any Title Objection or Survey Objection which Seller has expressly agreed to cure. The term "MUST-CURE OBJECTION" means a lien or encumbrance affecting the Property that constitutes, secures or evidences an outstanding obligation of Seller under any: (A) mortgage, deed of trust or other lien encumbering title to the Property which secures a loan or other monetary obligation of Seller and which was voluntarily granted to the beneficiary thereof by Seller to secure such obligation, and/or (B) judgment entered against Seller by a court with competent jurisdiction, delinquent tax obligation, mechanics or materialmens' liens or similar obligations of Seller (and expressly not of any tenant or other third-party), PROVIDED, HOWEVER, that a lien or encumbrance described in this Subsection (B) shall be deemed and constitute a Must-Cure Objection only if such lien or encumbrance: (1) relates to and secures a valid and legal obligation of Seller which would survive Closing and thereafter remain enforceable against the Property and/or Purchaser, (2) can be fully and finally satisfied and discharged merely by the payment of a liquidated or pre-determined sum to the beneficiary thereof and without Seller having to satisfy any further requirements in connection with the cure and release of same, and (3) the cost to effect the cure or cures of all such Must-Cure Objections shall not exceed $20,000, in the aggregate. For purposes of this Agreement, a Must-Cure Objection, Title Objection or Survey Objection shall be deemed cured by Seller if: (i) to the extent the objection can be cured by the payment of money, Seller deposit with the Title Company at Closing (or instructs the Title Company to withhold from the proceeds of sale payable to Seller upon consummation of Closing) an amount sufficient to satisfy the Must-Cure Objection, Title Objection or Survey Objection in full, or (ii) Seller cause the Title Company to provide "AFFIRMATIVE INSURANCE OVER" such Must-Cure Objection, Title Objection or Survey Objection, PROVIDED that the terms and coverage of such affirmative insurance shall be approved by Seller and Purchaser in their reasonable discretion, or
(iii) Seller cause the Title Company to remove such Must-Cure Objection, Title Objection or Survey Objection from Schedule B of the Title Policy. In the event that Seller elect to cure a Must-Cure Objection by causing the Title Company to provide affirmative insurance over same in accordance with the foregoing Subsection (ii), such affirmative insurance shall be deemed reasonable and approved by both Seller and Purchaser if the terms and coverage provided thereby are consistent with the terms and coverage typically and customarily extended by nationally known and recognizable title insurance companies providing affirmative insurance over liens and encumbrances of a similar nature and scope in connection with the closing of other similar acquisitions of commercial real estate located in and around the commercial market in which the Property is located.

                        3.2.3 Purchaser's sole right with respect to any Title Objections or Survey Objections contained in a Title/Survey Notice given in a timely manner which Seller has not expressly agreed to attempt to cure during the Title/Survey Objection Response Period, or which Seller has agreed to cure but has failed to affect such cure on or prior to the Date of Closing, shall be to elect to either (a) terminate this Agreement, in which event the Deposit shall be returned to Purchaser and neither party shall have any further liability, obligations or rights under this Agreement other than the Surviving Obligations, or (b) waive such Title Objection or Survey Objection and proceed to Closing with such matters being added to, and made a part of, the Permitted Exceptions.

                        3.2.4 Any (a) existing title or survey matters which are not included as Title Objections or Survey Objections in a Title/Survey Notice given by Purchaser to Seller on or


                                      10.

before 5:00 p.m., Washington, D.C. time, on the Title Objection Date; or (b) Title Objection or Survey Objection with respect to which a timely Title/Survey Notice is given, but which has not been cured by Seller during the Title/Survey Objection Cure Period or for which Seller has not expressly agreed to attempt to cure, and the cure of which has been waived, or deemed waived, by Purchaser pursuant to this Section 3.2, shall be deemed to be approved by Purchaser as "PERMITTED EXCEPTIONS" as provided in Section 3.4 hereof. Purchaser agrees that the Purchaser's consummation of Closing shall constitute conclusive evidence of Purchaser's waiver of all uncured Title Objections and Survey Objections.

                3.3 CONTRACTS. On or before the Approval Date, Purchaser shall provide Seller written notice ("SERVICE CONTRACT TERMINATION NOTICE") of Purchaser's election to cause Seller to terminate any Terminable Contract (hereinafter defined) identified in such Service Contract Termination Notice. For purposes of this Agreement, the term "TERMINABLE CONTRACT" shall mean any Contract which is terminable upon thirty (30) days', or less, prior notice without payment of a termination or similar fee. Provided that this Agreement has not been terminated pursuant to Section 3.5, below, Seller shall promptly after the Approval Date deliver to the contractor under any Terminable Contract specified in a properly and timely delivered Service Contract Termination Notice a termination notice or other writing required pursuant to the terms of such Terminable Contract to effect the termination thereof. Notwithstanding the foregoing, Purchaser shall assume at and as of Closing: (a) any Terminable Contract specified in a properly and timely delivered Service Contract Termination Notice, the termination of which, notwithstanding the delivery by Seller to the contractor thereunder of a termination notice or other writing, has not been effected as of the Closing, for the period between the Date of Closing and the date on which such termination is effective; (b) any Contract which cannot be terminated upon thirty (30) days', or less, prior notice, or which with respect to such termination requires the payment of a termination or other similar fee, and (c) any Terminable Contract not specified in a properly and timely delivered Service Contract Termination Notice. As used herein, the term "CONTRACTS" shall mean all management, service, maintenance, supply or other contracts relating to the operation, use, maintenance and repair of the Property, and all other such contracts or agreements in effect as of the date hereof which are listed on Exhibit 3.3 attached hereto, and any new Contracts entered into pursuant to Section 4.3, below. Notwithstanding the foregoing, Seller shall cause the existing management and leasing agreement between Seller and its property manager for the Property to be terminated and of no further force or effect at and as Closing.

                3.4 PERMITTED EXCEPTIONS. Provided that this Agreement has not been terminated pursuant to Section 3.5, below, Purchaser shall be deemed to have approved and to have agreed to purchase the Property subject to the following (collectively, the "PERMITTED EXCEPTIONS"):

                        3.4.1 All Title Objections, Survey Objections, and any defects in or to title to the Property or other matters affecting or relating to the title to, or the survey of, the Property existing as of the Title Objection Date and not included in a Title/Survey Notice given by Purchaser prior to the Title Objection Date and/or which Purchaser has otherwise approved or is deemed to have approved pursuant to Section 3.2 hereof;


                                      11.

                        3.4.2 All Contracts remaining in effect as of the Date of Closing which Purchaser has approved or is deemed to have approved pursuant to Sections 3.3 and 4.3 hereof;

                        3.4.3 All Leases listed on Exhibit 1.1.6 attached hereto remaining in effect as of the Date of Closing and any other Leases which Purchaser has approved or is deemed to have approved pursuant to Section 4.4 hereof, and the rights of all tenants thereunder, as tenants only;

                        3.4.4 The lien of non-delinquent real and personal property taxes and assessments;

                        3.4.5 Discrepancies, conflicts in boundary lines, shortages in area, encroachments, and any state of facts shown on the Survey or which an inspection of the premises would disclose and which are not shown by the public records;

                        3.4.6 Easements or claims of easements not shown by the public records and of which Seller has no current actual knowledge;

                        3.4.7 Service, installation, connection, maintenance or construction charges due after Closing, and, subject to the proration provisions hereof, charges for sewer, water, electricity, telephone, cable television or gas;

                        3.4.8 Unrecorded leaseholds, rights of vendors and holders of security interests on personal property installed upon the Property by tenants and rights of tenants to remove trade fixtures at the expiration of the term of the Leases; and

                        3.4.9 All federal, state and local laws, regulations, statutes and ordinances affecting the Property, and any violations by the Property thereof.

                3.5 PURCHASER'S RIGHT TO TERMINATE. Purchaser shall have the right to terminate this Agreement, for any or no reason whatsoever, by providing to Seller written notice of such termination before 5:00 p.m. Washington, D.C. time on the Approval Date, time being of the essence. Purchaser shall also have the right to waive the foregoing right to terminate this Agreement, by providing to Seller written notice of Purchaser's election to so waive such right and depositing the Additional Deposit with the Title Company, in escrow, all before 5:00 p.m., Washington, D.C. time, on the Approval Date, time being of the essence. In the event that, by such date and time, Purchaser fails to deliver any written notice to Seller whatsoever, or fails to timely and properly post the Additional Deposit with the Title Company, either such failure shall be deemed to be the election of Purchaser to terminate this Agreement pursuant to this Section 3.5. If Purchaser timely terminates, or is deemed to have terminated, this Agreement pursuant to this Section 3.5, the Initial Deposit shall be promptly returned to Purchaser and neither party shall have any further obligations or liability hereunder, except for the Surviving Obligations.

                3.6 CONFIDENTIALITY. Purchaser agrees that, unless Seller specifically and expressly otherwise agrees in writing, the Property Documents, the Property Inspection Reports and all other documents and information regarding the Property of whatsoever nature made available to Purchaser or any Purchaser Party by Seller or any Seller Party, or in any other


                                      12.

manner obtained by Purchaser or any Purchaser Party (collectively, the "PROPRIETARY INFORMATION") are proprietary and confidential and Purchaser shall not disclose same to any other person except those of the Purchaser Parties assisting Purchaser with the transaction contemplated herein, or Purchaser's lender, if any, and then only on a need-to-know basis, and upon Purchaser making each such person aware of the confidentiality restrictions set forth herein and procuring such person's agreement to be bound thereby. Notwithstanding the foregoing, Purchaser shall not be deemed to have violated the provisions of this
Section 3.6 if Purchaser or any Purchaser Party is required to disclose any Proprietary Information pursuant to a judicial order validly issued and served upon Purchaser or any Purchaser Party by a court with competent jurisdiction over the Property and the Proprietary Information which is the subject of such order, if Purchaser (a) promptly, and in no event less than five (5) business days after Purchaser's or any Purchaser Party's receipt of such court order, delivers a copy of same, together with any notices or other documents which were served on Purchaser or any Purchaser Party with such court order, to Seller, and
(b) cooperates in any effort (provided that neither Purchaser nor any Purchaser Party is thereby placed in breach of such court order) instituted by Seller to prevent such disclosure. Notwithstanding anything contained in this Agreement to the contrary, Purchaser shall be permitted (i) to make such disclosures to potential investors in the Property as may be recommended by Purchaser's legal counsel, and (ii) to make such other disclosures as may be recommended by Purchaser's legal counsel in order to comply with all financial reporting, securities laws and other legal requirements applicable to Purchaser. In the event the purchase and sale contemplated hereby fails to close for any reason whatsoever, Purchaser agrees to deliver to Seller, or cause to be delivered to Seller all Proprietary Information in the possession of Purchaser and any of the Purchaser Parties. Further, Purchaser agrees not to use or allow to be used any Proprietary Information for any purpose other than to determine whether Purchaser shall proceed with the contemplated purchase, or if same is consummated, in connection with the operation of the Property post-Closing. Purchaser, on behalf of itself and the other Purchaser Parties, agrees to indemnify Seller and each of the Seller Parties against all costs, claims and damages, including attorneys' fees, suffered or sustained as the result of a breach by Purchaser or any of the Purchaser Parties of the covenants contained in this Section 3.6. All obligations of Purchaser under this Section 3.6 shall be referred to as the "CONFIDENTIALITY OBLIGATIONS". Notwithstanding any other term of this Agreement, the provisions of this Section 3.6 shall survive Closing or the termination of this Agreement for any reason.

        4. PRIOR TO CLOSING. Until Closing, Seller (or Seller's agents, on behalf of Seller) shall:

                4.1 INSURANCE. Maintain Seller's existing casualty and liability insurance with respect to the Property.

                4.2 OPERATION. Operate and maintain the Property substantially in accordance with Seller's past practices.

                4.3 NEW CONTRACTS. Promptly upon Seller's execution thereof, but in no event later than the Approval Date, provide to Purchaser a copy of any new Contract, or of any amendment or modification to any existing Contract listed on Exhibit 3.3 attached hereto, entered into by Seller during the Due Diligence Period. Between the Approval Date and the Date of Closing, Seller will enter into only those Contracts which Seller believe are necessary to


                                      13.

carry out its obligations under Section 4.2 hereof and which shall be cancelable on not more than thirty (30) days' written notice, without the payment of any termination or other similar fee. If Seller enter into any such Contract after the Approval Date, Seller shall promptly provide written notice thereof to Purchaser and unless Purchaser, within five (5) days after such Seller's notice, notifies Seller in writing of Purchaser's intention not to assume such Contract, the Contract shall be assumed by Purchaser at Closing pursuant to Section 3.3, above.

                4.4     NEW LEASES.

                        4.4.1 Promptly upon Seller's execution thereof, but in no event later than the Approval Date, provide to Purchaser a copy of any new Lease, or of any amendment or modification to any existing Lease listed on
Exhibit 1.1.6 attached hereto, entered into by Seller during the Due Diligence Period. Between the Approval Date and the Date of Closing, Seller will not, without the prior written consent of Purchaser, which consent shall not be unreasonably withheld, delayed or conditioned: (a) execute any new Leases affecting the Property, or any part thereof; (b) materially amend any existing Lease listed on Exhibit 1.1.6 attached hereto; or (c) terminate (except upon a default by the tenant thereunder) or accept the surrender of any Lease(s); PROVIDED HOWEVER, that Seller is authorized to accept the termination of Leases at the end of their existing terms and to expand, extend or renew any Leases pursuant to expansion, extension or renewal options contained therein.

                        4.4.2 With respect to any new Lease or lease amendment submitted by Seller to Purchaser after the Approval Date, if Purchaser (a) shall fail to either consent or to expressly withhold its consent by a written notice to Seller which specifically states the reasonable basis for Purchaser's objection within five (5) business days after Purchaser's receipt of such request; or (b) unreasonably refuses to grant its consent, then Purchaser shall be deemed to have consented to such new Lease or lease amendment.

                4.5 TENANT ESTOPPELS. Between the Effective Date and the Date of Closing, Seller agrees to deliver to, and attempt to obtain from, all tenants of the Property (or any portion thereof) estoppel certificates in the form attached as Exhibit 4.5 ("ESTOPPEL CERTIFICATES"). Seller shall deliver to Purchaser at Closing all Estoppel Certificates obtained by Seller from tenants of the Property. In the event that as of Closing Seller has not received Estoppel Certificates from tenants occupying at least eighty-five percent (85%) of the occupied rentable space in the Improvements, then Seller may (but shall not be required to) furnish Purchaser with certificates ("SELLER CERTIFICATES") certifying, to Seller's actual knowledge, all of the matters set forth in the form of estoppel certificate attached hereto as Exhibit 4.5 with respect to such Leases as are necessary to provide Purchaser with a combination of Estoppel Certificates and Seller Certificates for Leases covering eighty-five percent (85%) of the occupied rentable space in the Improvements. Purchaser agrees that Purchaser shall accept the Seller Certificates in lieu of the missing Estoppel Certificates. It is agreed that non-material exceptions, qualifications or modifications of any Estoppel Certificate or Seller Certificate shall not permit Purchaser to terminate this Agreement. Upon subsequent delivery to Purchaser of a missing Estoppel Certificate, Purchaser shall cancel any Seller Certificate executed in lieu thereof and return such cancelled Seller Certificate to Seller. The representations contained in any Seller Certificate shall survive the Closing to the extent set forth in, and Purchaser's remedies for breach thereof shall be subject to, the provisions set forth in Section 5.1 below, in the same manner as the representations and warranties of Seller in Section


                                      14.

5.1. In the event that Seller is unable to obtain Estoppel Certificates from tenants occupying at least eighty-five percent (85%) of the occupied rentable space in the Improvements and Seller is unwilling to furnish Purchaser with sufficient Seller Certificates to meet the foregoing percentage, then Purchaser may terminate this Agreement and the Deposit and Performance Deposit shall thereupon be returned to Purchaser as its sole remedy.

        5.      REPRESENTATIONS AND WARRANTIES.

                5.1 BY SELLER. Seller represents and warrants to Purchaser as of the Effective Date that:

                        5.1.1 Seller is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

                        5.1.2 Seller has the power to acquire, own, and dispose of the Property and to engage in the transactions contemplated in this Agreement.

                        5.1.3 Seller is in good standing under the laws of the State of Delaware and the District of Columbia.

                        5.1.4 The execution and performance of this Agreement has been authorized by Seller, and to the best of Seller's knowledge (hereinafter defined), the execution of this Agreement by Seller will not result in a breach of, violate any term or provision of, or constitute a default under, any articles of incorporation, bylaws, partnership agreement, indenture, deed to secure debt, deed of trust, mortgage, lease or other document by which Seller is bound.

                        5.1.5 No petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under Federal or state bankruptcy law is pending against Seller.

                        5.1.6 Except for the matters listed on Exhibit 5.1.6 attached hereto, there is no litigation pending or, to the best of Seller's knowledge, threatened against the Property or Seller, materially and adversely affecting the Property.

                        5.1.7 Exhibit 1.1.6 attached hereto is a true and complete list of all of the Leases, including all amendments, supplements and modifications thereto, and the current unapplied balance of all Security Deposits held by Seller under such Leases, as of the Effective Date.

                        5.1.8 Exhibit 3.3 attached hereto is a true and complete list of all Contracts, including all amendments, supplements and modifications thereto, affecting the Property, as of the Effective Date.

        The above-stated representations and warranties of Seller will survive Closing for a period of one hundred twenty (120) days. Purchaser hereby expressly agrees that Seller shall have no liability to Purchaser for a misrepresentation or breach of


                                      15.

warranty hereunder, if: (a) Purchaser does not provide to Seller written notice of a claim of misrepresentation or breach of warranty on or prior to the date which is one hundred twenty (120) days after the Date of Closing; (b) Purchaser had actual knowledge of the misrepresentation or breach of warranty prior to the consummation of Closing; or (c) the aggregate amount of all claims by Purchaser of misrepresentation or breach of warranty is less than $25,000; PROVIDED, HOWEVER, that if such claims equal or exceed $25,000, in the aggregate, Purchaser shall have the right to prosecute such claims in the full amount thereof, and not just in the amount by which such claims exceed $25,000. Purchaser further expressly agrees that the maximum amount for which Seller shall be liable, and for which Purchaser shall have the right to assert claims against Seller, arising out of any and all misrepresentations or breaches of warranty hereunder shall not exceed the sum of $250,000.00, in the aggregate. Purchaser and Seller hereby agree that in the event that Seller disclose in writing to Purchaser, or Purchaser otherwise has actual knowledge of, at the time of or prior to Closing, any fact, information or circumstance which renders any representation or warranty made by Seller in this Agreement untrue, incorrect or misleading in any material respect, Purchaser's sole remedy shall be to either (such election of Purchaser to be exercised on or before the Date of Closing): (i) waive its rights and claims hereunder with respect to such misrepresentation or breach of warranty, and proceed to Closing in accordance with the terms of this Agreement, without any reduction in the Purchase Price, or (ii) terminate this Agreement, in which event the Deposit and the Performance Deposit shall be returned to Purchaser and the parties shall have no further obligations hereunder except for the Surviving Obligations.

        Purchaser understands and acknowledges that Seller has maintained no employees at the Property and that the Property has, during Seller's ownership thereof, always been managed by a third-party manager, and that Seller has relied upon such manager for knowledge and notice. As used herein, the terms "BEST OF SELLER'S KNOWLEDGE," "SELLER'S ACTUAL KNOWLEDGE", "SELLER'S KNOWLEDGE" and any similar phrase shall mean the current actual knowledge of Lammot J. du Pont and Hossein Fateh, who are the individuals having primary responsibility for asset management of the Property on behalf of Seller, as of the Effective Date (or, solely with respect to the representations and warranties made by Seller in the certificate referred to in Section 9.1.10, below, the Date of Closing); PROVIDED, HOWEVER, that Lammot J. du Pont and Hossein Fateh shall not have any personal liability in connection with, or arising out of, any representation made by Seller in this Agreement.

                5.2 BY PURCHASER. Purchaser represents and warrants to Seller as of the Effective Date that:

                        5.2.1 Purchaser is a limited liability company duly organized and validly existing under the laws of the State of Delaware.

                        5.2.2 Purchaser has the power to acquire, own, and dispose of the Property and to engage in the transactions contemplated in this Agreement.

                        5.2.3 Purchaser is in good standing under the laws of the District of Columbia to the extent required by such laws.

                        5.2.4 The execution and performance of this Agreement has been authorized by Purchaser, and to the best of Purchaser's knowledge, the execution of this Agreement by Purchaser will not result in a breach of, violate any term or provision of, or


                                      16.

constitute a default under, any articles of incorporation, bylaws, partnership agreement, indenture, deed to secure debt, deed of trust, mortgage, lease or other document by which Purchaser is bound.

                        5.2.5 No petition in bankruptcy (voluntary or otherwise), assignment for the benefit of creditors, or petition seeking reorganization or arrangement or other action under Federal or state bankruptcy law is pending against Purchaser.

                        5.2.6 On or before the Approval Date, Purchaser (a) shall have inspected the Property fully and completely at its expense and will have ascertained to its satisfaction the extent to which the Property complies with applicable zoning, building, environmental, health and safety and all other laws, codes and regulation; and (b) shall have reviewed the Leases, the Contracts, the Survey, the Title Commitment, books and records, expenses and other matters relating to the Property and based upon its own investigations, inspections, tests and studies, shall have determined whether or not to purchase the Property and to assume Seller's obligations under the Leases, the Contracts, and otherwise with respect to the Property.

                5.3 BROKER. Seller and Purchaser each represents to the other that it has had no dealings, negotiations, or consultations with any broker, representative, employee, agent or other intermediary in connection with the sale of the Property, except that Seller has retained the services of Eastdil Realty Co., LLC. ("SELLER'S BROKER"), and the payment of any fee or commission to Seller's Broker shall be subject to the terms and conditions of a separate written agreement between Seller and Seller's Broker and such fee or commission owed or alleged to be owed to Seller's Broker shall in no way be the responsibility of Purchaser. Seller and Purchaser agree that each will indemnify, defend and hold the other free and harmless from any claims arising from a breach of the foregoing representations (the "BROKER OBLIGATIONS"). This mutual indemnity shall survive Closing and any termination of this Agreement for any reason.

        6.      COSTS AND PRORATIONS.

                6.1 PURCHASER'S COSTS. Purchaser will pay the following costs of closing this transaction:

                        6.1.1 One-half (1/2) of all deed recordation fees and expenses and transfer taxes due in connection with the recordation of the Deed (defined in Section 9.1.1, below);

                        6.1.2 One-half (1/2) of all settlement fees and other charges of the Title Company due in connection with the closing of this transaction;

                        6.1.3 The premiums and all other costs relating to the issuance of the Title Policy, and any and all special endorsements issued in connection with this transaction, whether pursuant to the Title Commitment or otherwise;

                        6.1.4   The cost of the Survey;


                                      17.

                        6.1.5 The fees and disbursements of Purchaser's counsel and any other expense(s) incurred by Purchaser or its representative(s) in inspecting or evaluating the Property or closing this transaction; and

                        6.1.6 Any and all costs and expenses in connection with obtaining financing for the purchase of the Property, including without limitation any recordation or transfer taxes required to be paid upon the recordation of any deed of trust, mortgage or other security agreement executed and recorded in connection with such financing.

                6.2 SELLER'S COSTS. Seller will pay the following costs of closing this transaction:

                        6.2.1 One-half (1/2) of all deed recordation fees and expenses transfer taxes due in connection with the recordation of the Deed;

                        6.2.2   The fees and disbursements of Seller's counsel;

                        6.2.3 The Seller's Broker's fee to the extent any such fee is payable pursuant to Seller's separate written agreement with the Seller's Broker referred to in Section 5.3, above;

                        6.2.4 One-half (1/2) of all reasonable settlement fees and other charges of the Title Company due in connection with the closing of this transaction (expressly excluding the cost of the Title Policy referred to in Section 6.1.3, above); and

                        6.2.5 All release fees and other charges required to be paid in order to release from the Property the lien of any Must-Cure Objections.

                6.3 PRORATIONS. All revenues and expenses, including, but not limited to rents and any other amounts paid by tenants, personal property taxes, installment payments of special assessment liens, vault charges, sewer charges, utility charges and normally prorated operating expenses paid as of the Date of Closing shall be prorated as of 12:01 a.m. on the Date of Closing on an as and when collected or paid basis and shall be adjusted against the Purchase Price due at Closing; PROVIDED that within sixty (60) days after Closing Purchaser and Seller will make a further adjustment for such rents, taxes or charges which may have accrued or been incurred prior to the Date of Closing, but not received or paid at that date. In the event that any item of income or expense is prorated at Closing in error or on the basis of an estimate, or if it is determined that the parties failed to prorate an item at Closing which should have been prorated, Purchaser and Seller agree, promptly upon (but in no event later than 15 days after) discovery of such error, receipt of information indicating an incorrect proration, or determination that a pro-ratable item was not prorated, to make a further adjustment of such item(s). To the extent that either party is required to pay to the other any sum based on the foregoing post-Closing adjustments of prorated items, Purchaser and Seller each agree to make such payments within fifteen (15) days after the post-Closing adjustments have been calculated and agreed to. Notwithstanding the provisions of Section 6.12, below, prorations required to be made under this Section 6.3 shall be final on the date which is one (1) year after the Date of Closing.


                                      18.

                6.4     SECURITY DEPOSITS. At Closing, Seller shall (a) either
(i) deliver to Purchaser the unapplied balance of all cash (or cash equivalent) security, damage or other deposits paid by any of the tenants to secure their respective obligations under the Leases (collectively, the "SECURITY DEPOSITS"), or (ii) credit against the Purchase Price an amount equal to the unapplied balance of all cash Security Deposits; and (b) assign to Purchaser all of Seller's interests in and to any letters of credit, bonds, notes or other instruments constituting non-cash Security Deposits under any of the Leases.

                6.5 TAXES. General real estate taxes and special assessments relating to the Property payable during the year in which Closing occurs shall be prorated as of the Date of Closing. If Closing shall occur before the actual taxes and special assessments payable during such year are known, the apportionment of taxes shall be upon the basis of taxes for the Property payable during the immediately preceding year; PROVIDED that, if the taxes and special assessments payable during the year in which Closing occurs are thereafter determined to be more or less than the taxes payable during the preceding year (after any appeal of the assessed valuation thereof is concluded), Seller and Purchaser promptly shall adjust the proration of such taxes and special assessments, and Seller or Purchaser, as the case may be, shall pay to the other any amount required as a result of such adjustment and this covenant shall not merge with the deed delivered hereunder but shall survive the Closing. If, as the result of an appeal of the assessed valuation of the Property for any real estate tax year prior to (or including) the Closing, there is issued after Closing an administrative ruling, judicial decision or settlement by which the assessed value of the Property for such tax year is reduced, and a real estate tax refund issued, Seller shall be entitled to all such refunds relating to the period prior to Closing, except to the extent that prior or then-existing tenants in the Improvements are entitled to a portion of same under the express provisions of their Lease(s). To the extent any tax appeals or protests have been instituted or are pending at and as of the Date of Closing, Seller and Purchaser shall execute such documents as are reasonably necessary for Purchaser to assume any such tax appeal or protest and the prosecution thereof with attorneys or consultants reasonably acceptable to Seller; PROVIDED, HOWEVER, that Purchaser agrees to remit to Seller within ten (10) days after receipt by Purchaser all refunds of real estate taxes obtained in connection with such tax appeal to the extent such refunds relate to the period prior to the Date of Closing, and after deducting therefrom Seller's pro rata share of attorneys fees and collection costs incurred in connection with obtaining such refunds, calculated on the basis of the number of days during the period for which such refund was issued that Seller and Purchaser, respectively, owned the Property.

                6.6 CONTRACTS/PERMITTED EXCEPTIONS. Amounts due, if any, under all Contracts and the Permitted Exceptions shall be prorated as of the Date of Closing in accordance with the purposes and intent of this Agreement.

                6.7 PURCHASER'S OBLIGATION TO PAY CERTAIN COSTS. At Closing, Purchaser shall assume and be solely responsible and liable for all Landlord Lease Obligations (hereinafter defined): (a) with respect to those Leases listed on Exhibit 1.1.6 attached hereto, coming due or arising after the Date of Closing, including without limitation those Landlord Lease Obligations accruing or arising as the result of the exercise by a tenant under its Lease of any expansion, extension or renewal option contained therein; and (b) with respect to any Lease entered into pursuant to Section 4.4, above, to the extent that Seller has, or as of Closing shall have, paid or contributed any sums in satisfaction of any Landlord Lease Obligations under any Lease entered


                                      19.

into pursuant to Section 4.4, above, Purchaser shall at Closing reimburse and pay to Seller all such amounts so expended by Seller in connection therewith. Purchaser shall indemnify Seller against all costs, claims and damages, including attorneys' fees, suffered or sustained as the result of Purchaser's breach of the covenants contained in this Section 6.7. At Closing, Purchaser shall receive a credit in the amount of all rent and other amounts paid by tenants under any Lease entered into pursuant to Section 4.4, above. For purposes of this Agreement, the term "LANDLORD LEASE OBLIGATIONS" shall mean and include: (i) all leasing commissions and brokerage fees payable in connection with the execution of a Lease or the exercise by the tenant thereunder of any extension, renewal or expansion option, (ii) all tenant improvement allowances (if any) specified in such Lease required to be funded by the landlord thereunder, including without limitation tenant allowances required to be funded upon the exercise by a tenant under its Lease of any extension, renewal or expansion option; (iii) the cost of completing tenant improvements, if any, specified in the Lease to be performed by landlord, including without limitation tenant improvements to be performed by the landlord upon the exercise by a tenant under its Lease of any extension, renewal or expansion option; (iv) expenses incurred or to be incurred pursuant to the terms of the Lease for the purposes of satisfying or terminating the obligations of a tenant under another lease to the landlord thereunder (whether or not such other lease covers space in the Property) and any other inducement to the tenant under such Lease pursuant to the terms thereof; and (v) any costs associated with the negotiation, execution and delivery of such Lease(s), including without limitation attorneys' and consultants' fees and expenses.

                6.8 ESTIMATED AMOUNTS. With respect to percentage rents based upon gross sales or other income generated by the business of a tenant located on the Property during a specific period of time (the "APPLICABLE PERIOD"), Purchaser or Seller, as the case may be, shall, upon collection of such percentage rent, remit to Seller an amount equal to the product obtained by multiplying the percentage rent so collected by a fraction, the numerator of which is the number of days which have elapsed in the Applicable Period prior to the Closing and the denominator of which is the total number of days in the Applicable Period. With respect to additional rent attributable to insurance, taxes, common area maintenance and other operating expenses which are passed through to tenants under the Leases (the "PASS THROUGH Expenses") which have been billed by Seller to tenants prior to the Closing but which have not yet been collected and are delinquent, such Pass Through Expenses shall be pro-rated between the parties as uncollected rent as provided in Section 6.10, below. With respect to Pass Through Expenses which (a) have been billed prior to Closing but which have not yet been collected and are not delinquent, or (b) have not been billed to tenants as of Closing, Purchaser shall use all commercially reasonable efforts to collect such amounts, and upon the collection of same, Purchaser shall remit to Seller an amount equal to that portion of Pass Through Expenses which accrued prior to Closing, after deducting therefrom Seller's pro rata share of attorneys fees and collection costs incurred in connection with recovering such Pass Through Expenses, calculated on the basis of the number of days during the period for which such Pass Through Expenses were incurred that Seller and Purchaser, respectively, owned the Property. With respect to Pass Through Expenses which have not been billed to tenants as of Closing, Purchaser shall bill each tenant for same in accordance with each such Lease. At Closing, Seller and Purchaser shall reasonably estimate the amount, if any, by which tenants in the Improvements have overpaid or underpaid their proportionate shares of operating expenses and real estate taxes through the Date


                                      20.

of Closing. If, at Closing, Purchaser and Seller determine that an overpayment by tenants exists, Purchaser shall receive a credit in the aggregate amount of such estimated overpayment. If, at Closing, Purchaser and Seller determine that an underpayment by tenants exists, Seller shall receive a credit in the aggregate amount of such estimated underpayment. Notwithstanding the foregoing, the parties shall perform a final reconciliation after Closing of such pass-through costs in accordance with the other provisions of this Section 6. Seller shall continue to be responsible for the actual amount of any overpayment and Purchaser shall be responsible for the amount of any underpayment, to the extent collected from tenants. In the event that Seller and Purchaser, after using commercially reasonable efforts to do so, are not able to agree at Closing on the estimated amount of overpayment or underpayment of operating expenses and real estate taxes, by tenants, the parties shall reconcile the proration of such pass-through costs after Closing.

                6.9 UTILITY DEPOSITS. Seller shall be entitled to the return of any deposit(s) posted by it with any utility company and Seller shall pay all charges and notify each utility company serving the Property to terminate Seller's account, effective at noon on the Date of Closing.

                6.10 POST-CLOSING COLLECTIONS. Upon Closing, Seller shall retain all rights in and to any rents or other amounts due for any period prior to Closing, but shall have no right to commence any legal proceedings which would, or could, result in the eviction or dispossession of a tenant from the Property. Purchaser shall use commercially reasonable efforts during the twelve
(12) month period immediately following Closing to collect and promptly remit to Seller rents or other amounts due Seller for the period prior to Closing after deducting therefrom the cost of collection. In exercising commercially reasonable efforts to collect rents and other amounts due Seller as herein required, Purchaser agrees, during the entirety of the foregoing 12-month period, to bill and invoice tenants owing any such amounts to Seller on a monthly basis, and to institute the same "FOLLOW UP" actions or programs used by Purchaser to collect delinquent amounts owed by tenants to Purchaser.

                6.11 IN GENERAL. Any other costs or charges of closing this transaction not specifically mentioned in this Agreement shall be paid and adjusted in accordance with local custom in the commercial real estate market in which the Property is located.

                6.12 PURPOSE AND INTENT. Except as expressly provided herein, the purpose and intent as to the provisions of prorations and apportionments set forth in this Section 6 and elsewhere in this Agreement is that Seller shall bear all expenses of ownership and operation of the Property and shall receive all income therefrom accruing through midnight of the day preceding the Closing and Purchaser shall bear all such expenses and receive all such income accruing thereafter; PROVIDED, HOWEVER, that if Seller do not receive the Purchase Price in immediately-available funds by 1:00 p.m. Washington, D.C. time, on the Date of Closing, all adjustments and prorations shall be made as of midnight on the next business day immediately following the Date of Closing. All of the provisions contained in Section 6 of this Agreement shall survive Closing.


                                      21.

        7.      DAMAGE, DESTRUCTION OR CONDEMNATION.

                7.1 MATERIAL EVENT. Notwithstanding anything to the contrary set forth in this Agreement, if, prior to Closing: either (a) ten percent (10%) or more of the net rentable area of the Building is rendered completely untenantable as a result of fire, lightning or other casualty, or is permanently taken under the power of eminent domain, or (b) material access to such Building is permanently destroyed as a result of fire, lightening or other casualty or is permanently taken under the power of eminent domain, Purchaser may elect to terminate this Agreement by giving written notice to Seller of its election to terminate this Agreement (a "MATERIAL EVENT TERMINATION NOTICE") within five (5) days after receiving written notice of such destruction or permanent taking from Seller. If Purchaser does not give a Material Event Termination Notice within such five (5) day period, Purchaser shall be deemed to have waived its right to terminate this Agreement pursuant to this Section 7.2, in which event, this transaction shall close on the Date of Closing and Purchaser shall pay the full Purchase Price provided for in Section 2, and Seller shall assign to Purchaser the physical damage proceeds of any insurance policies payable to Seller, or Seller's portion of any condemnation award, in both cases, up to the amount of the Purchase Price, and, if an insured casualty, pay to Purchaser the amount of any deductible under Seller's insurance coverage, but not to exceed the amount of the loss.

                7.2 IMMATERIAL EVENT. If, prior to Closing: (a) less than ten percent (10%) of the net rentable area of the Building is rendered completely untenantable as a result of fire, lightning or other casualty or is permanently taken under the power of eminent domain, or (b) less than material access to such Building is permanently destroyed as a result of fire, lightening or other casualty or is permanently taken under the power of eminent domain, this transaction shall close on the Date of Closing and Purchaser shall pay the full Purchase Price agreed upon in Section 2, above, and Seller shall assign to Purchaser the physical damage proceeds of any insurance policies payable to Seller, or Seller's portion of any condemnation award, in both cases, up to the amount of the Purchase Price and, if an insured casualty, pay to Purchaser the amount of any deductible under Seller's insurance coverage, but not to exceed the amount of the loss.

                7.3 TERMINATION. If Purchaser timely delivers a Material Event Termination Notice pursuant to Section 7.1, above, and if Purchaser is not, on the date of such delivery, in material default under the Agreement, the Deposit shall be returned to Purchaser and the parties shall have no further obligations hereunder except for the Surviving Obligations.

        8. NOTICES. Any notice required or permitted to be given hereunder must be in writing and shall be deemed to be given (a) upon confirmed receipt if given by facsimile transmission, PROVIDED that (i) such transmission is completed at or prior to 5:00 p.m. Washington, D.C. time, on the date transmitted, and (ii) an original of such notice is also delivered pursuant to one of the methods described in Subsections 8(b) and 8(c), below, for scheduled delivery on the next business day, or (b) one (1) business day after pickup by Emery Air Freight, United Parcel Service (Overnight) or Federal Express, or another similar overnight express service, or (c) upon receipt if delivered by local messenger, in any case addressed to the parties at their respective addresses set forth below:


                                      22.

        If to Seller:              c/o DuPont Fabros Development LLC
                                   1707 H Street, N.W., Suite 1000
                                   Washington, D.C.  20006
                                   Attn:   Lammot J. du Pont
                                   Phone:  (202) 728-0066
                                   Fax:    (202) 728-0220

        With a copy to:            Cooley Godward LLP
                                   11951 Freedom Drive
                                   Reston, VA  20190-5601
                                   Attn:   John H. Toole, Esq.
                                   Phone:  (703) 456-8651
                                   Fax:    (703) 456-8100

                                   Nicholas Pappas
                                   Managing Director
                                   Eastdil Realty Company
                                   1750 H Street, N.W., Suite 400
                                   Washington, D.C.,  20006
                                   Phone:  (202) 303-3052
                                   Fax:     (202) 429-2940


        If to Purchaser:           Harvard Property Trust, LLC
                                   1323 N. Stemmons Freeway, Suite 200
                                   Dallas, Texas  75207
                                   Attn:  Jon Dooley
                                   Phone:  (214) 655-1600
                                   Fax:    (214) 655-1610

        With a copy to:            Powell & Coleman, L.L.P.
                                   8080 N. Central Expressway, Suite 1380
                                   Dallas, Texas 75206
                                   Attn:   Patrick Arnold
                                   Phone:  (214) 890-7108
                                   Fax:    (214) 373-8768

or in each case to such other address as either party may from time to time designate by giving notice in writing pursuant to this Section 8 to the other party. Notices shall be deemed effective if given by counsel to either party on behalf of such party. Effective notice will be deemed given only as provided above, except as otherwise expressly provided in this Agreement.

        9.      CLOSING AND ESCROW.

                9.1 SELLER'S DELIVERIES. Seller shall deliver as to their respective Property either at the Closing or by making available at the Property, as appropriate, the following original documents, if available, each executed and, if required, acknowledged:


                                      23.

                        9.1.1 A special warranty deed, in the form attached hereto as Exhibit 9.1.1 (the "DEED"), subject to the Permitted Exceptions and other matters reasonably approved in writing by Purchaser or Purchaser's counsel.

                        9.1.2   A bill of sale in the form attached hereto as
Exhibit 9.1.2 (the "BILL OF SALE"), conveying the Personal Property to
Purchaser.

                        9.1.3 (i) Originals (or copies if originals are not available) of the Leases described in Section 1.1.6 which are still in effect as of Closing and any new Leases entered into pursuant to Section 4.4; (ii) a current listing of any tenant security deposits and prepaid rents held by Seller with respect to the Property; (iii) an assignment of such Leases, deposits and prepaid rents by way of an assignment and assumption agreement in the form attached hereto as Exhibit 9.1.3.

                        9.1.4 (i) Originals (or copies if originals are not available) of all Contracts relating to the Property which Purchaser is required or has elected to assume (explicitly or implicitly in accordance with the terms of this Agreement); and (ii) an assignment of such Contracts to Purchaser by way of an assignment and assumption agreement, in the form attached hereto as
Exhibit 9.1.4.

                        9.1.5 An assignment of all transferable warranties and guarantees then in effect, if any, with respect to the Improvements or any repairs or renovations to such Improvements and the Personal Property being conveyed hereunder, in the form attached hereto as Exhibit 9.1.5.

                        9.1.6 All books and records at the Property held by or for the account of Seller, including without limitation plans and specifications and lease applications, as available.

                        9.1.7 An affidavit pursuant to the Foreign Investment and Real Property Tax Act, in the form attached hereto as Exhibit 9.1.7.

                        9.1.8 Any documents reasonably required from, and approved as to form and substance by, Seller as a condition precedent to the issuance of the Title Policy in the form contemplated by the Title Commitment.

                        9.1.9   A settlement statement.

                        9.1.10 A certification in the form of Exhibit 9.1.10, certifying for the benefit of Purchaser that the representations and warranties made in Section 5.1 hereof are true and accurate on the Date of Closing as if then made; PROVIDED however, that if between the Effective Date and the Date of
Closing: (a) facts are discovered by Seller; or (b) events not within Seller's control occur, which facts or events preclude Seller from being able to provide such certification without qualification, Seller's failure to provide the certification without qualification shall constitute a failure of condition to Closing and not a breach of this Agreement, and Purchaser's sole remedies in such event, exercisable at Purchaser's sole option, shall be to either: (i) waive the condition and proceed to Closing, in which event Seller shall deliver the qualified certificate; or (ii) terminate this Agreement and obtain a return of the Deposit.


                                      24.

                        9.1.11 To the extent received by Seller, all Estoppel Certificates from tenants of the Property and all Seller Certificates that Seller desires to deliver.

                        9.1.12 Transfer and recordation tax declarations, or other similar documents required to be executed in connection with the recordation of the Deed.

                        9.1.13 Tenant notification letters, in the form attached hereto as Exhibit 9.1.13, to the tenants under the Leases, notifying such tenants that the Property has been conveyed to Purchaser and directing the tenants to make all payments of rent and to send any notices or other correspondence regarding their respective Leases to the persons and addresses to be determined by Purchaser and specified in each such letter, on and after the Date of Closing.

                        9.1.14 All of Seller's property files located at the Property and relating to the operation of the Property and all keys to the Improvements and all utility, storage and equipment rooms located thereon.

                        9.1.15 Evidence of Seller's authority reasonably acceptable to the Title Company to enter into the transaction contemplated by this Agreement.

                9.2     PURCHASER'S DELIVERIES. At the Closing, Purchaser shall
(i) pay Seller the Purchase Price as required by, and in the manner described in, Section 2 hereof, and (ii) execute and deliver the following documents:

                        9.2.1 An assignment and assumption agreement with respect to the Leases in the form attached hereto as Exhibit 9.1.3.

                        9.2.2 An assignment and assumption agreement with respect to the Contracts, in the form attached hereto as Exhibit 9.1.4.

                        9.2.3 Such documents in a form reasonably acceptable to the Title Company as are required as a condition precedent to the issuance of the Title Policy in the form agreed to (or which Purchaser has been deemed to have agreed to) by Purchaser in accordance with this Agreement, and otherwise in the form contemplated by the Title Commitment.

                        9.2.4   A settlement statement.

                        9.2.5 A certification in the form of Exhibit 9.2.5, certifying for the benefit of Seller that the representations and warranties made in Section 5.2 hereof are true and accurate on the Date of Closing as if then made; PROVIDED HOWEVER, that if between the Effective Date and the Date of
Closing: (a) facts are discovered by Purchaser, or (b) events not within Purchaser's control occur, which facts or events preclude Purchaser from being able to provide such certification without qualification, Purchaser's failure to provide the certification without qualification shall constitute a failure of condition to Closing and not a breach of this Agreement, and Seller's sole remedies in such event, exercisable at Seller's sole option, shall be to either:
(i) waive the condition and proceed to Closing, in which event Purchaser shall deliver the qualified certificate, or (ii) terminate this Agreement and Purchaser shall receive the Deposit from the Title Company.


                                      25.

                        9.2.6 Evidence of Purchaser's authority reasonably acceptable to the Title Company to enter into the transaction contemplated by this Agreement.

                        9.2.7 Transfer and recordation tax forms, or other similar documents required to be executed in connection with the recordation of the Deed.

                9.3 POSSESSION. Purchaser shall be entitled to possession of the Property at the conclusion of the Closing.

                9.4 INSURANCE. Seller shall terminate its policies of insurance as of noon on the Date of Closing, at which point the risk of loss shall pass to Purchaser and Purchaser shall be responsible for obtaining its own insurance thereafter.

                9.5     CONDITIONS PRECEDENT TO CLOSING.

                        9.5.1   PURCHASER'S CONDITIONS. Purchaser's obligation

to consummate Closing pursuant to this Agreement is conditioned upon the satisfaction (or waiver by Purchaser) of the following conditions on and as of the Date of Closing:

                A. Seller shall have performed and satisfied its obligations under this Agreement in all material respects.

                B. The representations and warranties of Seller shall be true and correct in all material respects.

                        9.5.2 SELLER'S CONDITIONS. Seller's obligation to consummate Closing pursuant to this Agreement is conditioned upon the satisfaction (or waiver by Seller) of the following conditions on and as of the Date of Closing:

                A. Purchaser shall have performed and satisfied its obligations under this Agreement in all material respects.

                B. The representations and warranties of Purchaser shall be true and correct in all material respects.

                        9.5.3 FAILURE OF CONDITION. In the event that any condition set forth in Sections 9.5.1, above, or 9.5.2, above, is not satisfied by Seller or waived by Purchaser or satisfied by Purchaser or waived by Seller, as the case may be, on or as of the Date of Closing, the sole right of Purchaser and Seller, as applicable, shall be to either (a) terminate this Agreement by delivering written notice of such termination to the other party on or prior to the Date of Closing, in which event the Deposit shall be returned to Purchaser and the parties shall have no further obligations or liabilities hereunder, except for the Surviving Obligations, (b) waive the satisfaction of such condition or conditions and proceed to Closing in accordance with and subject to the terms of this Agreement.


                                      26.

        10.     DEFAULT.

                10.1 PURCHASER DEFAULT. If Purchaser shall fail or refuse to purchase the Property in violation of Purchaser's obligations hereunder for any reason other than a default by Seller or a failure of condition under this Agreement, or shall otherwise be in default of its obligations hereunder, Seller shall have as its sole and exclusive remedy the right to terminate this Agreement and retain the full amount of the Deposit (in addition to the Performance Deposit) and all interest earned thereon. Seller and Purchaser acknowledge and agree that (a) it would be extremely difficult to accurately determine the amount of damages suffered by Seller as a result of Purchaser's default hereunder; (b) the amount of the Deposit and the Performance Deposit constitutes a fair and reasonable amount to be received by Seller as agreed and liquidated damages for Purchaser's default under this Agreement, as well as a fair, reasonable and customary amount to be paid as liquidated damages to a seller in an arm's length transaction of the type contemplated by this Agreement upon a default by the purchaser thereunder; and (c) receipt by Seller of the Deposit (in addition to the Performance Deposit) upon Purchaser's default hereunder shall not constitute a penalty or a forfeiture.

                10.2 SELLER DEFAULT. If Seller shall refuse or fail to convey the Property to Purchaser in violation of Seller's obligations hereunder for any reason other than a default by Purchaser under this Agreement, or shall otherwise be in default of its obligations hereunder, Purchaser shall have as its sole remedies hereunder the right to: (a) terminate this Agreement and receive a return of the Deposit and the Performance Deposit, or (b) seek specific performance of this Agreement, or (c) waive such breach or default and proceed to Closing. In the event that Purchaser elects to seek specific performance under Section 10.2(b), above, Purchaser hereby agrees that: (i) Purchaser shall bring such action within sixty (60) days after the scheduled Date of Closing, or else such remedy shall be deemed waived; and (ii) in no event shall Seller be obligated to undertake any action, liability or duty not expressly set forth in this Agreement. If Purchaser shall not institute an action for specific performance within sixty (60) days after the scheduled Date of Closing, time being of the essence, and Purchaser has not then elected to waive such default by Seller, Purchaser shall be deemed to have elected to exercise the remedy set forth in Section 10.2(a), above.

                10.3 ATTORNEYS' FEES. Notwithstanding anything to the contrary in this Agreement, in the event that either Seller or Purchaser, as the case may be, shall bring a lawsuit against the other party to enforce their respective rights under Sections 10.1 and 10.2, above, the losing party shall pay the prevailing party's costs and expenses incurred in connection with such litigation, including without limitation reasonable attorneys' fees. The "PREVAILING PARTY" shall be determined by the court hearing such matter.

        11.     MISCELLANEOUS.

                11.1 ENTIRE AGREEMENT. This Agreement, together with the Exhibits attached hereto, all of which are incorporated by reference, is the entire agreement between the parties with respect to the subject matter hereof, and no alteration, modification or interpretation hereof shall be binding unless in writing and signed by both parties.


                                      27.

                11.2 SEVERABILITY. If any provision of this Agreement or its application to any party or circumstances shall be determined by any court of competent jurisdiction to be invalid and unenforceable to any extent, the remainder of this Agreement or the application of such provision to such person or circumstances, other than those as to which it is so determined invalid or unenforceable, shall not be affected thereby, and each provision hereof shall be valid and shall be enforced to the fullest extent permitted by law.

                11.3 APPLICABLE LAW. This Agreement shall be construed and enforced in accordance with the internal laws of Washington, D.C..

                11.4 ASSIGNABILITY. Purchaser shall not have the right, without the prior written approval of Seller, which may be given or withheld in Seller's sole and absolute discretion, to assign or transfer any of Purchaser's rights, obligations and interests under this Agreement prior to or at the Closing. Any assignment made without Seller's prior written approval shall be void. No assignment shall release Purchaser herein named from any obligation or liability under this Agreement. Notwithstanding the foregoing, however, Purchaser may assign this Agreement to an Affiliate without the consent of Seller. For purposes of this Section 11.4, the term "Affiliate" shall mean: (a) an entity that controls, is controlled by, or is under common control with Purchaser, (b) any partnership in which Purchaser or Purchaser's controlling member is the general partner, or (c) any fund or entity sponsored by Purchaser.

                11.5 SUCCESSORS BOUND. This Agreement shall be binding upon and inure to the benefit of Purchaser and Seller and their respective successors and permitted assigns.

                11.6 NO PUBLIC DISCLOSURE. Prior to Closing, all press releases or other dissemination of information to the media or responses to requests from the media for information relating to the transaction contemplated herein shall be subject to the prior written consent of both parties hereto. After Closing, this covenant shall terminate and no longer be binding on either party.

                11.7 CAPTIONS; INTERPRETATION. The captions in this Agreement are inserted only as a matter of convenience and for reference and in no way define, limit or describe the scope of this Agreement or the scope or content of any of its provisions. Whenever the context may require, words used in this Agreement shall include the corresponding feminine, masculine, or neuter forms, and the singular shall include the plural and vice versa. Unless the context expressly indicates otherwise, all references to "SECTION" are to sections of this Agreement.

                11.8 NO PARTNERSHIP. Nothing contained in this Agreement shall be construed to create a partnership or joint venture between the parties or their successors in interest.

                11.9 TIME OF ESSENCE. Time is of the essence in this Agreement.

                11.10 COUNTERPARTS. This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.


                                      28.

                11.11 RECORDATION. Purchaser and Seller agree not to record this Agreement or any memorandum hereof.

                11.12 PROPER EXECUTION. The submission by Seller to Purchaser of this Agreement in an unsigned form shall be deemed to be a submission solely for Purchaser's consideration and not for acceptance and execution. Such submission shall have no binding force and effect, shall not constitute an option or an offer, and shall not confer any rights upon Purchaser or impose any obligations upon Seller irrespective of any reliance thereon, change of position or partial performance. The submission by Seller to Purchaser of this Agreement for execution by Purchaser and the actual execution thereof and delivery to Seller by Purchaser shall similarly have no binding force and effect on Seller unless and until Seller shall have executed this Agreement and the Deposit shall have been received by the Title Company.

                11.13 TIME TO EXECUTE AND DELIVER. This Agreement shall be void if one fully executed copy of this Agreement is not received by Seller, on or before 5:00 p.m. Washington, D.C. time, on May 5, 2004.

                11.14 LIABILITY OF SELLER. It is hereby expressly agreed that any liability by Seller arising hereunder, for any reason whatsoever, shall be limited to Seller's interests in and to the Property. It is further hereby expressly agreed that in no event shall any officer, director, employee, agent or representative of Seller has any personal liability in connection with this Agreement or the transaction envisioned herein.

                11.15 WAIVER. No waiver of any breach of any agreement or provision contained herein shall be deemed a waiver of any preceding or succeeding breach of any other agreement or provision herein contained. No extension of time for the performance of any obligation or act shall be deemed an extension of time for the performance of any other obligation or act.

                11.16 SELLER'S PERFORMANCE. The delivery by Seller of the Deed and the Bill of Sale to the Title Company shall be deemed to be a full performance and discharge of every agreement and obligation of Seller herein contained and expressed, all of which agreements and obligations shall merge with the Deed and Bill of Sale and thereafter be of no further force and effect, except as such are, by the express terms hereof, to survive Closing and the delivery of such instruments.

                11.17 TITLE COMPANY. In performing any of its duties hereunder, the Title Company shall not incur any liability to anyone for any damages, losses or expenses, except for those arising out of its willful default, gross negligence or breach of trust, and the Title Company shall accordingly not incur any such liability with respect (a) to any action taken or omitted in good faith upon advice of its counsel, or (b) to any action taken or omitted in reliance upon any written notice or instruction provided for in this Agreement. Seller and Purchaser hereby agree to indemnify and hold harmless the Title Company from and against any and all losses, claims, damages, liabilities and expenses, including reasonable attorneys' fees, which may be incurred by the Title Company in connection with its acceptance or performance of its duties hereunder, including any litigation arising from this Agreement or involving the subject matter hereof, except in the case of Title Company's willful default, gross negligence or breach of trust. In the


                                      29.

event of a dispute between Seller and Purchaser sufficient in the discretion of the Title Company to justify its doing so, the Title Company shall be entitled to tender into the registry or custody of any court of competent jurisdiction the Deposit and all other money or property in its hands under this Agreement, together with such legal pleadings as it deems appropriate, and thereupon be discharged from all further duties and liabilities under this Agreement.

                11.18 BUSINESS DAYS. If any date herein set forth for the performance of any obligations by Seller or Purchaser or for the delivery of any instrument or notice as herein provided should fall on a Saturday, Sunday or Legal Holiday (hereinafter defined), the compliance with such obligations or delivery shall be deemed acceptable on the next business day following such Saturday, Sunday or Legal Holiday. As used herein, the term "LEGAL HOLIDAY" shall mean any local or federal holiday on which post offices are closed in the jurisdiction in which the Property is located.

                11.19 SURVIVING OBLIGATIONS. The term "SURVIVING OBLIGATIONS", as used herein shall mean, collectively, the Indemnity Obligations, defined in
Section 3.1.3, above, the Confidentiality Obligations, defined in Section 3.6, above, and the Broker Obligations, defined in Section 5.3, above, together with any other obligations of the parties which expressly survive the termination of this Agreement for any reason.

                11.20 SOIL CONDITIONS. In accordance with the provisions of ss.45-308 of the District of Columbia Code, according to the "SOIL SURVEY OF DISTRICT OF COLUMBIA" (issued July, 1976), the condition of the soil of the Real Property is that of "URBAN LAND-NOT RATED." Further information concerning the characteristic of the soil on the Real Property may be obtained from a soil testing laboratory, the District of Columbia Department of Environmental Services or the Soil Conservation Service of the Department of Agriculture.

                11.21 UNDERGROUND STORAGE TANKS. Purchaser hereby acknowledges receipt, prior to entering into this Agreement, of a disclosure by the Seller as to any underground storage tanks located on the Property of which Seller has knowledge and Purchaser acknowledges that Seller has disclosed to Purchaser that there has been no removal of any underground storage tanks during the time Seller has owned the Property. Purchaser acknowledges that such disclosure has been provided in compliance with the D.C. Underground Storage Tank Management Act of 1990, as amended. The form of disclosure is set forth in Exhibit 11.18 attached hereto.


                            [SIGNATURES ON NEXT PAGE]


                                      30.

9        IN WITNESS WHEREOF, Purchaser and Seller has executed this Agreement on the dates set forth below, effective as of the date first set forth above.

                              SELLER:

                              HIPPO PROPERTIES LLC

                              BY:   HIPPO VENTURES LLC, MANAGER

                                    BY:      HIPPO MANAGEMENT LLC, MANAGER




                                             By: /s/ Hossein Fateh
                                                --------------------------------
                                                Hossein Fateh, Managing Member

                              PURCHASER:

                              HARVARD PROPERTY TRUST, LLC



                              By:_______________________________________________
                              Name:_____________________________________________
                              Title:____________________________________________

                                  EXHIBIT 1.1.1

                                LEGAL DESCRIPTION

        All that certain lot or parcel of land situate and lying in Washington, D.C. and more particularly described as follows:



        Lot numbered 60 in Square numbered 252 in a subdivision made by Thomas
        F. Walsh, as per plat recorded in Liber 27 at folio 66 in the Office of the Surveyor for the District of Columbia

                                  EXHIBIT 1.1.3

                         INVENTORY OF PERSONAL PROPERTY

        All furniture, personal property, machinery, apparatus, and equipment currently used in the operation, repair and maintenance of the Land and the Improvements and situated thereon, (excluding, however, tangible personal property and fixtures of the Improvements which are owned by tenants or which may be removed by tenants under the terms of their leases) listed below, subject to reasonable depletions, replacements and additions in the ordinary course of Seller's business:

                  [See attached Schedule of Personal Property]

                          SCHEDULE OF PERSONAL PROPERTY


LADDERS
-------
1 -      8 foot Aluminum
2 -      6 foot Aluminum
1 -      4 foot Aluminum
1 -      10 foot Wood
2 -      8 foot Wood
1 -      25 foot Extension (Aluminum)
3 -      6 foot wood


KEY CABINET
-----------
Key Master        120

COMPUTER
--------
COMPAQ DESPRO Serial # 6843-CCP2-0246
w/ H.P. Printer - Laser Jet 1100

KEY MACHINE
-----------
Speed Ex Model # S-160M
w/ Lab pin set HLP LPK 005
1 -      DICKSON Tempt. Recorder    Mod # B4-7
( 2 Desk, 2 File Cabinets, 8 each foot - fridge 3 chairs

SCAFFOLDS
---------
1 -      Steel Platform - 6 height x 3 width
200 feet of 1 inch Rubber Hose w/ HANNAY REEL # AT1200
1 -      Paint Locker               60 gal. cap. - EAGLE model # 1962
2 -      4 foot Hand Trucks
2 -      Furniture Dollies
1 -      WESCO    Long Ram Jack model # 17-02-1616-5W488
2 -      Rubber Maid Trash Cart     - 8.7 cu. ft.
1 -      Salt Spreader April - February #125
2 -      Rubber Maid Trash Carts - 18.3 cu. ft.
5 -      Snow Shovels
1 -      Vice  -  Wilton #645
1 -      Grinder -         B & D 5/8 hp.
2 -      Wet Vacs-         Dayton model # 62098E
1 -      Power Washer-     NorthStar, 3000 PSI, model # 156701/156702
3 -      4 Drawer-         File Cabinets
3 -      Metal Parts Bins
1 -      Light Bulb Cart
1 -      Electric Cart
1        3/4 in. E.M.T. Bender
1 -      1/2 in. E.M.T. Bender


                                       2.

1 -      Dewalt Cordless Drill model # DW953
1 -      Skil1/2in. Drill model # 6345
1 -      B & D 3/8 in. drill model # 7190
1 -      18 in Ridge pipe wrenches
1 -      24 in Ridge pipe wrenches
2 -      10 in Ridge pipe wrenches
1 -      14 in Ridge pipe wrenches
1        Skill 18 volt cordless drill
1 -      Metal Snips set craftsman model # 9 - 42707 (3 pc. set)
1        Digital pyrometer by Check - It (- 40(Degree) to 1999(Degree) F.)
1 -      Amprobe  Tempt Recorder
1 -      Amprobe  Volt Tester
1 -      16  Craftsman Screwdrivers assorted
2 -      24oz. Hammers
3 -      Drill bit sets -1/2in. to 1/16 in.
1 -      14 pcs. Wrenches set
1 -      Plumbers Torch    Adjustable Wrenches 1 - 10in., 1 - 8 in., 1 - 6 in.
3 -      10 in. Channel Lock Pliers
2 -      Bulbs Changer Extension Poles - 12 ft. & 16 ft.
1 -      Refrigerator Pressure gauges
2 -      Toilet Auger
3 -      Plungers (Toilet)
1 -      4 cu. ft. Refrigerator
1        24 in level
1        Acetylene Torch
1        Amano Timeclock
1        24 inch T-Square
1        30lb's R-22 refridgerant
1        24in Bolt cutters
1        100ft electric fish tape
1        50ft  electric fish tape

Management Office

1        Sony video surveillance monitor and recorder



                                       3.

                                  EXHIBIT 1.1.6

                    SCHEDULE OF LEASES AND SECURITY DEPOSITS

                                   [Attached]

                                  EXHIBIT 1.2.2

                          LIST OF ENVIRONMENTAL REPORTS



Phase I Environmental Site Assessment, created by EMG, EMG Corporate Center, 11011 McCormick Road, Baltimore, Maryland 21031 (410) 785-6200; EMG Project No. 83811, dated July 31, 2001, On-Site Date of July 27, 2001, addressed to DuPont Fabros Development, LLC

                                   EXHIBIT 3.3

                              SCHEDULE OF CONTRACTS

                      [See attached Schedule of Contracts]

                              THE COLORADO BUILDING

                              Schedule Of Contracts





CONTRACT                                                 SERVICE

Capitol Concierge, Inc.                                  Concierge

Browning Ferris Industries                               Waste Removal

Admiral Security Services                                Security

Emcor Services                                           HVAC Maintenance

National Fire Safety Engineering, Inc.                   Fire Life Safety

(Allied Fire Protection) has taken over the contract

Express Cleaning                                         Janitorial & Day Porter

Thyssen Krutt                                            Elevator Maintenance

Grubb & Ellis                                            Property Management

ADDITIONAL CONTRACTS:

TRICON CHEMICAL CORP                WATER TREATMENT
OWL PEST PREVENTION                 PEST CONTROL
STUART DEAN                         METAL MAINTENANCE


                                       2.

                                   EXHIBIT 4.5

                       FORM OF TENANT ESTOPPEL CERTIFICATE


______________________
______________________
______________________


        Re:     1341 G Street, N.W., Washington, D.C. (the "PROPERTY")

Ladies and Gentlemen:

        We understand that you have agreed to acquire the Property and in connection therewith have requested this certification from us. The undersigned ("TENANT") is the tenant under that certain lease agreement dated as of ___________ ____ (the "INITIAL LEASE") between _______________________
("LANDLORD"), and Tenant for certain space (the "PREMISES") at the Property. The Initial Lease, as modified by the following amendments, if any, is hereinafter referred to as the "LEASE": __________________________.

        Tenant hereby certifies to you, your designee and your respective successors and assigns as follows:

        1. The Lease contains the complete agreement between Landlord and Tenant concerning the Premises. Attached hereto as Attachment A is a true, correct and complete copy of the Lease.

        2.      The Premises contains __________ square feet of rentable area.

        3. Tenant has deposited with Landlord a security deposit in the amount of $___________ pursuant to the terms of the Lease. No security held in connection with the Lease has been drawn against for rent due or for any other purpose, except as follows: _____________________.

        4. Tenant has accepted possession of the Premises and is now in possession of the same. The term of the Lease began on ___________, _____ and the term expires on __________________ (excluding renewal periods).

        5. The Annual Base Rent payable by Tenant under the Lease during the current lease year is $_________ per year. All rent and other charges have been paid currently. Tenant has not paid, and will not hereafter pay, any rent more than one (1) month in advance.

        6. The Premises have been built-out in accordance with the terms of the Lease. All work to be performed by Landlord under the Lease has been performed, and Tenant has accepted all such work. All required contributions (if any) by Landlord to Tenant have been received or waived.

        7. Tenant asserts no claim of offset, defense, or counterclaim to the payment of any rent or other charges payable under the Lease and no claim against Landlord with regard to any obligation of Landlord under the Lease.

        8. Tenant has not been granted and has not exercised any options or rights of expansions, purchase or first refusal, or options or rights to renew, amend, modify or change the term, except as set forth in the Lease.

        9. Tenant has not filed and is not the subject of any pending or actual filing for bankruptcy or reorganization.

        The person signing this certificate on behalf of Tenant is a duly authorized agent of Tenant. This certificate may be relied on by you and your designee and your respective successors and assigns.

                                    TENANT:



                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________



Note: If any blank lines appear in this Certificate after execution by Tenant, the word "NONE" shall be deemed to have been inserted therein.


                                       2.

                                  EXHIBIT 5.1.6

                               LIST OF LITIGATION

                                      None.

                                  EXHIBIT 9.1.1

                              SPECIAL WARRANTY DEED


        ________________________________, a __________________________
("GRANTOR"), having an address ______________________________________________,
_________, _________________, for and in consideration of the sum of Ten and No/100 Dollars ($10.00) paid to Grantor and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, has, subject to the exceptions hereinafter set forth, GRANTED, SOLD, and CONVEYED and does hereby GRANT, SELL, and CONVEY with Special Warranty unto _________________________, a _________ ("GRANTEE"), having an address of
________________________________________, certain land located at
__________________ _______________________________________, Washington, D.C.,
and being more particularly described in Exhibit A attached hereto and incorporated herein by reference (the "LAND"), together with all improvements located on such land, including without limitation the building, parking areas, improvements and fixtures now situated on the Land, including without limitation the below grade and grade-level parking facilities located thereon and thereunder (collectively, the "IMPROVEMENTS") (the Land and Improvements being together referred to as the "PROPERTY").

        This conveyance is made and accepted subject to all easements, conditions and restrictions of record.

        TO HAVE AND TO HOLD the Property, together with all easements, hereditaments, rights and appurtenances pertaining thereto, including without limitation any and all of Grantor's right, title and interest in and to adjoining streets, alleys and rights-of-way, to the extent that any of the foregoing relate to the Property, unto Grantee and Grantee's successors, heirs, and assigns forever.

        Guarantor covenants that it has the right to convey the Property to Grantee and that Grantor will execute such further assurances of the Property as may be requisite.

EXECUTED as of the ______ day of ____________________, 200_.

Attest:                             ___________________________________________,
                                    a __________________________________________


                                    By:_________________________________________


                                    By:_________________________________________
                                    Name:_______________________________________
                                    Title:______________________________________

         DISTRICT OF COLUMBIA )        SS:

        I,____________________________, a Notary Public in and for the
jurisdiction aforesaid, do hereby certify that _____________________________, who is personally well known to me as the person named as attorney-in-fact for __________________________________________, party to the foregoing instrument bearing date the ______ day of , 200_, personally appeared before me in such jurisdiction, and as such attorney-in-fact and by virtue of the authority vested in him/her by such Instrument, acknowledged such Instrument to be the act and deed _____________________________ and that (s)he executed and delivered the same as such.

Witness my hand and official seal this        day of                   , 200_.



Notary Public

[Notarial Seal]                             My Commission Expires:

                                  EXHIBIT 9.1.2

                                  BILL OF SALE


        For valuable consideration, the receipt and sufficiency of which are hereby acknowledged, ___________________________, a ___________________, having an address of ________________________________________ ("SELLER"), hereby convey to _____________________________, a _________________, having an address of
__________________________ ("PURCHASER"), all of Seller's right, title and interest in and to all of the furniture, personal property, machinery, apparatus, and equipment currently used in the operation, repair and maintenance of the Real Property (excluding, however, tangible personal property and fixtures which are owned by tenants of the Real Property or which may be removed by tenants under the terms of their leases), to the extent set forth on Exhibit A attached hereto and made a part hereof (the "PERSONAL PROPERTY") relating to certain real property known as __________________________ (the "REAL PROPERTY").

        Seller has not made and does not make any express or implied warranty or representation of any kind whatsoever with respect to the Personal Property, including but not limited to: title; merchantability of the Personal Property or its fitness for any particular purpose; the design or condition of the Personal Property; the quality or capacity of the Personal Property; workmanship or compliance of the Personal Property with the requirements of any law, rule, specification or contract pertaining thereto; patent infringement or latent defects. Purchaser accepts the Personal Property "AS IS AND WHERE IS, WITH ALL FAULTS".

EXECUTED as of the ______ day of ____________________, 200__.



                                      SELLER:

                                      __________________________________________


                                      By:_______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                    EXHIBITS:

                        A - SCHEDULE OF PERSONAL PROPERTY

                                  EXHIBIT 9.1.3

            ASSIGNMENT AND ASSUMPTION OF LEASES AND SECURITY DEPOSITS


        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ________________________________, a
________________________, having an address c/o
____________________________________ ("ASSIGNOR"), hereby assigns, transfers and delegates to ___________________, a _________________________, having an address of __________________________ ("ASSIGNEE"), and Assignee hereby accepts the assignment, transfer and delegation of, all of Assignor's right, title and interest in and to, the leases described on Exhibit A attached hereto (the "Leases") and the unapplied non-cash security deposits held by Assignor under and pursuant to the Leases, all of which are listed on Exhibit A attached hereto (the "SECURITY DEPOSITS"), all of which Leases and Security Deposits relate to the property known as ________________________________ (the "PROPERTY"), and
Assignee does further hereby agree to assume all of Assignor's duties, obligations and liabilities under and pursuant to the terms of the Leases from and after the date hereof. Assignee acknowledges that as to the Security Deposits, Assignee has received a credit therefor from Assignor at the closing of Assignee's acquisition of the Property and is therefore responsible for the proper handling and return of all such Security Deposits to the tenants entitled thereto as provided in the Leases.

        Assignee hereby assumes and agrees to perform, on and after the date hereof, all of the terms, covenants, obligations and conditions required to be performed by landlord under the Leases (the "ASSIGNEE OBLIGATIONS"); PROVIDED, HOWEVER, that, and subject to the provisions of that certain Purchase and Sale Agreement, dated as of ___________, 2004, by and between Assignor and Assignee (the "PURCHASE AGREEMENT"), Assignor shall remain responsible for the performance of all of the terms, covenants, obligations and conditions required to be performed by landlord under the Leases for the period prior to the date hereof (the "ASSIGNOR OBLIGATIONS").

        Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) incurred by Assignor as a result of Assignee's failure to perform the Assignee Obligations. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) incurred by Assignee as a result of Assignor's failure to perform the Assignor Obligations.

        If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation, including without limitation reasonable attorneys' fees.

        This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

        Nothing in this Assignment and Assumption of Leases is intended to, or shall be construed to, confer upon or give to any person, firm or corporation other than the parties hereto any right, remedy or claim under or by reason of this instrument. All terms and conditions in this instrument shall be for the sole and exclusive benefit of the parties hereto.

EXECUTED as of the ______ day of ____________________, 200__.

                                      ASSIGNOR:


                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      ASSIGNEE:


                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                    EXHIBITS:

                    A - LIST OF LEASES AND SECURITY DEPOSITS

                                  EXHIBIT 9.1.4

                     ASSIGNMENT AND ASSUMPTION OF CONTRACTS


        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________________, a ______________________,
having an address of _________________________________________ ("ASSIGNOR"),
hereby assigns, transfers and delegates to ________________________, a ______________________, having an address of ________________________________
("ASSIGNEE"), and Assignee hereby accepts the assignment, transfer and delegation of, all of Assignor's right, title and interest in and to the contracts described on Exhibit A attached hereto (the "CONTRACTS") relating to certain real property known as __________________________________, and Assignee does further hereby agree to assume all of Assignor's duties, obligations and liabilities under and pursuant to the terms of the Contracts from and after the date hereof.

        Assignee hereby assumes and agrees to perform, on and after the date hereof, all of the terms, covenants, obligations and conditions required to be performed by Assignor under the Contracts (the "ASSIGNEE OBLIGATIONS"), PROVIDED, HOWEVER, that Assignor shall remain responsible for all of the terms, covenants, obligations and conditions required to be performed by Assignor under the Contracts prior to the date hereof (the "ASSIGNOR OBLIGATIONS").

        Assignee agrees to indemnify, protect, defend and hold Assignor harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) incurred by Assignor as a result of Assignee's failure to perform the Assignee Obligations. Assignor agrees to indemnify, protect, defend and hold Assignee harmless from and against any and all liabilities, losses, costs, damages and expenses (including reasonable attorneys' fees) incurred by Assignee as a result of Assignor's failure to perform the Assignor Obligations.

        If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation including without limitation reasonable attorneys' fees.

        This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

        Nothing in this Assignment and Assumption of Contracts is intended to, or shall be construed to, confer upon or give to any person, firm or corporation other than the parties hereto any right, remedy or claim under of by reason by this instrument. All terms and conditions in this instrument shall be for the sole and exclusive benefit of the parties hereto.

EXECUTED as of the ______ day of ____________________, 200__.

                                      ASSIGNOR:


                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      ASSIGNEE:


                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                    EXHIBITS:

                              A - LIST OF CONTRACTS

                                  EXHIBIT 9.1.5

                     ASSIGNMENT OF WARRANTIES AND GUARANTIES


        For valuable consideration, the receipt and sufficiency of which is hereby acknowledged, ______________________, a ____________________, having an address c/o ____________________________________________ ("ASSIGNOR"), hereby assigns and delegates to _________________________, a ___________________,
having an address of ____________________________ ("ASSIGNEE"), all of
Assignor's right, title and interest in and to all transferable warranties and guarantees, if any, with respect to (a) the improvements located on certain real property known as ____________________ (the "PROPERTY"), (b) any repairs or renovations to such improvements, or (c) any personal property conveyed to Assignee by Assignor in connection with the sale of the Property.

        If any litigation between Assignor and Assignee arises out of the obligations of the parties under this Assignment or concerning the meaning or interpretation of any provision contained herein, the losing party shall pay the prevailing party's costs and expenses of such litigation including without limitation reasonable attorneys' fees.

        This Agreement may be executed and delivered in any number of counterparts, each of which so executed and delivered shall be deemed to be an original and all of which shall constitute one and the same instrument.

        Nothing in this Assignment and Assumption of Warranties is intended to, or shall be construed to, confer upon or give to any person, firm or corporation other than the parties hereto any right, remedy or claim under of by reason by this instrument. All terms and conditions in this instrument shall be for the sole and exclusive benefit of the parties hereto.

EXECUTED as of the ______ day of ____________________, 200__.


                                      ASSIGNOR:


                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________


                                      ASSIGNEE:


                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                  EXHIBIT 9.1.7
                                FIRPTA AFFIDAVIT


        The undersigned hereby declares that the name, address and United States taxpayer identification number of the owner of the real property described in Exhibit "A" attached hereto and incorporated herein by reference is as follows:

        Name and Address                             I.D. Number

        The owner is a limited partnership organized and existing under the laws of the State of ___________________, and as such, is not a foreign citizen or entity.

        The undersigned understands that the purchaser of the property intends to rely on the foregoing representations in connection with the United States Foreign Investment and Real Property Act.

                                      SELLER:

                                      By:_______________________________________
                                         Name:
                                         Title:

                                    EXHIBITS:

                         A-LEGAL DESCRIPTION OF PROPERTY

                                 EXHIBIT 9.1.10

                          FORM OF SELLER'S CERTIFICATE


        THIS SELLER'S CERTIFICATE ("CERTIFICATE") is made as of the ____ day of _______, 200__ by _____________________________________, a ____________________
("SELLER") for the benefit of ____________________, a
___________________________ ("PURCHASER").

                                    RECITALS:

        R-1.    Reference is hereby made to that certain Purchase and Sale
Agreement dated ________________, 200__ (the "AGREEMENT"), wherein Seller has agreed to sell certain property described therein to Purchaser, which property is known generally as ______________________.

        R-2.    The Agreement contains certain representations and warranties
(the "REPRESENTATIONS AND WARRANTIES") made by the Seller to and for the benefit of Purchaser.

        R-3.    The Agreement also provides that Seller shall execute and
deliver a certificate stating that the Representations and Warranties of Seller set forth in the Agreement are true and correct as of the Date of Closing (as defined in the Agreement) as if then made.

        NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants made by Purchaser and Seller to one another in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller hereby (a) agrees that the recitals set forth above are incorporated herein as an integral part hereof, and (b) certifies, represents and warrants to and for the benefit of Purchaser that all of the Representations and Warranties made by Seller in the Agreement are true and correct in all material respects as of the date hereof.

        IN WITNESS WHEREOF, Seller has executed and delivered this Certificate as of the day and year first hereinabove written.

                                      SELLER:



                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                 EXHIBIT 9.1.13

                       FORM OF TENANT NOTIFICATION LETTER


Date: _______________, 200__

____________________________
____________________________
Attn: ______________________

        Re:     __________________________________________(the "BUILDING")

Dar Sir/Madame:

        This will advise you that the undersigned
_________________________________ ("SELLER") have sold the Building to
____________________________ ("PURCHASER") effective as of _____________, 200__
(the "CLOSING DATE"). Please make all future rent checks payable to Purchaser and send such checks, and any future notices or other correspondence relating to your lease of space in the Building, to Purchaser, at the following address:

        _________________________________________
        _________________________________________
        _________________________________________

        All rent payments which were due, but not paid, prior to the Closing Date should be sent to Seller.

        If you have any questions, please call the undersigned at (___)
___-____.

                                      Sincerely,



                                      __________________________________________

                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                  EXHIBIT 9.2.5

                         FORM OF PURCHASER'S CERTIFICATE


        THIS PURCHASER'S CERTIFICATE ("CERTIFICATE") is made as of the ____ day of __________, 200__, by __________________________, a _________________________
("PURCHASER") for the benefit of _______________________, a
________________________ ("SELLER").

                                    RECITALS:

        R-1.    Reference is hereby made to that certain Purchase and Sale
Agreement dated ______________, 200__ (the "AGREEMENT"), wherein Seller has agreed to sell certain property described therein to Purchaser, which property is known generally as ____________________________________.

        R-2.    The Agreement contains certain representations and warranties
(the "REPRESENTATIONS AND WARRANTIES") made by the Purchaser to and for the benefit of Seller.

        R-3.    The Agreement also provides that Purchaser shall execute and deliver a certificate stating that the Representations and Warranties of Purchaser set forth in the Agreement are true and correct as of the Date of Closing (as defined in the Agreement) as if then made.

        NOW, THEREFORE, in consideration of the foregoing, the mutual agreements and covenants made by Purchaser and Seller to one another in the Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Purchaser hereby (a) agrees that the recitals set forth above are incorporated herein as an integral part hereof, and (b) certifies, represents and warrants to and for the benefit of Seller that all of the Representations and Warranties made by Purchaser in the Agreement are true and correct in all material respects as of the date hereof.

        IN WITNESS WHEREOF, Purchaser has executed and delivered this Certificate as of the day and year first hereinabove written.


                                      __________________________________________
                                      By: ______________________________________
                                      Name:_____________________________________
                                      Title:____________________________________

                                                    TABLE OF CONTENTS
                                                                                                              PAGE

1. THE PROPERTY..................................................................................................1

         1.1 Description.........................................................................................1

         1.2 "As-Is" Purchase....................................................................................2

         1.3 Agreement to Convey.................................................................................4

2. PRICE AND PAYMENT.............................................................................................5

         2.1 Purchase Price......................................................................................5

         2.2 Deposit.............................................................................................5

         2.3 Payment.............................................................................................6

         2.4 Closing.............................................................................................6

3. INSPECTIONS AND APPROVALS.....................................................................................6

         3.1 Access..............................................................................................6

         3.2 Title and Survey....................................................................................9

         3.3 Contracts..........................................................................................11

         3.4 Permitted Exceptions...............................................................................11

         3.5 Purchaser's Right to Terminate.....................................................................12

         3.6 Confidentiality....................................................................................12

4. PRIOR TO CLOSING.............................................................................................13

         4.1 Insurance..........................................................................................13

         4.2 Operation..........................................................................................13

         4.3 New Contracts......................................................................................13

         4.4 New Leases.........................................................................................14

         4.5 Tenant Estoppels...................................................................................14

5. REPRESENTATIONS AND WARRANTIES...............................................................................15

         5.1 By Seller..........................................................................................15

         5.2 By Purchaser.......................................................................................16

         5.3 Broker.............................................................................................17

6. COSTS AND PRORATIONS.........................................................................................17

         6.1 Purchaser's Costs..................................................................................17

         6.2 Seller's Costs.....................................................................................18

         6.3 Prorations.........................................................................................18

         6.4 Security Deposits..................................................................................19

         6.5 Taxes..............................................................................................19

         6.6 Contracts/Permitted Exceptions.....................................................................19


         6.7 Purchaser's Obligation to Pay Certain Costs........................................................19

         6.8 Estimated Amounts..................................................................................20

         6.9 Utility Deposits...................................................................................21

         6.10 Post-Closing Collections..........................................................................21

         6.11 In General........................................................................................21

         6.12 Purpose and Intent................................................................................21

7. DAMAGE, DESTRUCTION OR CONDEMNATION..........................................................................22

         7.1 Material Event.....................................................................................22

         7.2 Immaterial Event...................................................................................22

         7.3 Termination........................................................................................22

8. NOTICES......................................................................................................22

9. CLOSING AND ESCROW...........................................................................................23

         9.1 Seller's Deliveries................................................................................23

         9.2 Purchaser's Deliveries.............................................................................25

         9.3 Possession.........................................................................................26

         9.4 Insurance..........................................................................................26

         9.5 Conditions Precedent to Closing....................................................................26

10. DEFAULT.....................................................................................................27

         10.1 Purchaser Default.................................................................................27

         10.2 Seller Default....................................................................................27

         10.3 Attorneys' Fees...................................................................................27

11. MISCELLANEOUS...............................................................................................27

         11.1 Entire Agreement..................................................................................27

         11.2 Severability......................................................................................28

         11.3 Applicable Law....................................................................................28

         11.4 Assignability.....................................................................................28

         11.5 Successors Bound..................................................................................28

         11.6 No Public Disclosure..............................................................................28

         11.7 Captions; Interpretation..........................................................................28

         11.8 No Partnership....................................................................................28

         11.9 Time of Essence...................................................................................28

         11.10 Counterparts.....................................................................................28

         11.11 Recordation......................................................................................29


         11.12 Proper Execution.................................................................................29

         11.13 Time to Execute and Deliver......................................................................29

         11.14 Liability of Seller..............................................................................29

         11.15 Waiver...........................................................................................29

         11.16 Seller's Performance.............................................................................29

         11.17 Title Company....................................................................................29

         11.18 Business Days....................................................................................30

         11.19 Surviving Obligations............................................................................30

         11.20 Soil Conditions..................................................................................30

         11.21 Underground Storage Tanks........................................................................30

                                TABLE OF CONTENTS

                                                                            PAGE


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